                                             1933 Act Registration No. 333-07463
                                             1940 Act Registration No. 811-07687

    As filed with the Securities and Exchange Commission on December 11, 2009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [x]

                      Pre-Effective Amendment No. _____              [ ]
                      Post-Effective Amendment No. 29                [x]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                Amendment No. 29                     [x]

                       FIRST AMERICAN STRATEGY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-7987
              (Registrant's Telephone Number, including Area Code)

                                Richard J. Ertel
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H04N
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[x]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]  on (date) pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

(FIRST AMERICAN FUNDS LOGO)



December 11, 2009



PROSPECTUS
First American Strategy Funds, Inc.
ASSET CLASS - ASSET ALLOCATION FUNDS

ASSET ALLOCATION FUNDS

Class A, Class B, Class C, Class R, and Class Y Shares


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

STRATEGY GROWTH ALLOCATION FUND

STRATEGY BALANCED ALLOCATION FUND

STRATEGY CONSERVATIVE ALLOCATION FUND




As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARIES
   Introduction                                                               1
   Objectives and Principal Investment Strategies                             2
   Principal Risks                                                            3
   Fund Performance                                                           6
   Fees and Expenses                                                         10
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                              14
   Managing Your Investment                                                  24
ADDITIONAL INFORMATION
   Management                                                                25
   More About the Funds                                                      27
   The Underlying Funds                                                      28
   Financial Highlights                                                      58
FOR MORE INFORMATION                                                 Back Cover





Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

       Fund Summaries
       Introduction

               This section of the prospectus describes the objectives of the First American Asset Allocation Funds ("funds"), summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the principal risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

               AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               THIS PROSPECTUS AND THE RELATED STATEMENT OF
               ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

               THE FUNDS MAY BE OFFERED ONLY TO PERSONS IN THE
               UNITED STATES. THIS PROSPECTUS SHOULD NOT BE
               CONSIDERED A SOLICITATION OR OFFERING OF FUND
               SHARES OUTSIDE THE UNITED STATES.


                                     1
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries

Objectives and Principal Investment Strategies

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objective by investing primarily in a variety of other mutual funds (underlying funds) which are also advised by the funds' investment advisor. The underlying funds consist of the following:

EQUITY FUNDS
Equity Income Fund
Equity Index Fund
Quantitative Large Cap Core Fund
Quantitative Large Cap Growth Fund
Quantitative Large Cap Value Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Index Fund

Mid Cap Select Fund

Mid Cap Value Fund


Small Cap Growth Opportunities Fund
Small Cap Index Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
Global Infrastructure Fund
International Fund
International Select Fund

FIXED INCOME FUNDS
Core Bond Fund
High Income Bond Fund
Inflation Protected Securities Fund
Intermediate Government Bond Fund
Intermediate Term Bond Fund
Short Term Bond Fund
Total Return Bond Fund
U.S. Government Mortgage Fund

MONEY MARKET FUNDS
Prime Obligations Fund


Each of the funds also may invest, to the limited extent described below, in exchange-traded funds, closed-end investment companies, and other investment companies not affiliated with the funds, and in securities that provide the funds with exposure to the performance of commodities.




OBJECTIVES

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND seeks a high level of capital growth.

STRATEGY GROWTH ALLOCATION FUND seeks capital growth with a moderate level of current income.

STRATEGY BALANCED ALLOCATION FUND seeks both capital growth and current income.

STRATEGY CONSERVATIVE ALLOCATION FUND seeks a high level of current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

The Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund seek to achieve their objectives by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. Strategy Balanced Allocation Fund takes a more evenly balanced approach to underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed income investments. Strategy Conservative Allocation Fund provides a high allocation to underlying funds that invest primarily in fixed income investments, but also has a limited exposure to underlying funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. In addition to investing in the underlying funds, each fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange traded funds. Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund each may invest up to 10% of its total assets in such securities, and Strategy Balanced Allocation Fund and Strategy Conservative Allocation Fund each may invest up to 5% of its total assets in such securities. Each fund may invest in exchange-traded funds (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies.


Each fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The funds use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in a fund's, or underlying fund's, portfolio; or for speculative purposes in an effort to increase a fund's yield or to enhance return. The funds also use these derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if a fund is primarily seeking to enhance return, rather than offset the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.


Each fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund's total assets. The advisor uses these target allocations as general guides in setting each fund's actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to

                                     2
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Objectives and Principal Investment Strategies CONTINUED



take advantage of current or expected market conditions, or to manage risk. Normally, each fund's allocation to Prime Obligations Fund and Cash (defined as cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, each fund may temporarily invest without limit in Prime Obligations Fund and cash in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of a fund's assets in these securities may prevent the fund from achieving its objectives.


                           Strategy Aggressive Growth            Strategy Growth                Strategy Balanced
                                Allocation Fund                  Allocation Fund                 Allocation Fund
                            TARGET         ALLOCATION        TARGET        ALLOCATION        TARGET        ALLOCATION
                          ALLOCATION          RANGE        ALLOCATION         RANGE        ALLOCATION         RANGE
---------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS                  90%            55-100%           74%           45-90%            60%           30-75%
FIXED INCOME FUNDS             5%              0-45%           22%            0-55%            37%           15-70%
OTHER SECURITIES*              5%              0-10%            4%            0-10%             3%            0-10%
PRIME OBLIGATIONS FUND
 AND CASH                      0%              0-35%            0%            0-35%             0%            0-35%
---------------------------------------------------------------------------------------------------------------------
                             Strategy Conservative
                                Allocation Fund
                            TARGET        ALLOCATION
                          ALLOCATION         RANGE
----------------------------------------------------
EQUITY FUNDS                  31%           10-55%
FIXED INCOME FUNDS            68%           30-90%
OTHER SECURITIES*              1%            0-10%
PRIME OBLIGATIONS FUND
 AND CASH                      0%            0-35%
----------------------------------------------------





* Includes exchange-traded funds, closed-end investment companies, and other investment companies not affiliated with the funds, and securities that provide the funds with exposure to the performance of commodities.


Principal Risks

The value of your investment in a fund will change daily, which means you could lose money. The principal risks of investing in the funds include:

Allocation Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions to achieve the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Additional Expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies. See "Fees and Expenses" below.

Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.


Derivative Instrument Risk. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.



In order to hedge against adverse movements in currency exchange rates, the funds may enter into forward foreign currency exchange contracts. If the advisor's forecast of exchange rate movements is incorrect, a fund may realize losses on its foreign currency transactions. In addition, a fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.


Risks Associated with the Underlying Funds. The funds are subject to the risks of the underlying funds in which they invest. These risks, which are discussed in detail under "Additional Information -- The Underlying Funds -- The Underlying Funds' Principal Risks," include:
- The underlying funds (other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.
- Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets

                                     3
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Principal Risks CONTINUED


  in equity funds may be more volatile than funds which are limited to lower proportions.
- Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are subject to the risks of quantitative investing. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance.
- International Fund and International Select Fund employ a "multi-style, multi-manager" approach whereby the funds' advisor allocates portions of the funds' assets to different sub-advisors who employ distinct investment styles. Because each sub-advisor makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. In addition, the multi-manager approach could increase each fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund.

- Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.


- Mid Cap Growth Opportunities Fund, Mid Cap Select Fund, Small Cap Growth Opportunities Fund, and Small Cap Select Fund may invest in initial public offerings (IPOs). Companies which make IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.


- Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Select Fund, Mid Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

- Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry. Real Estate Securities Fund is also subject to the risks associated with direct investments in real estate investment trusts.
- Global Infrastructure Fund is subject to risks associated with concentrating its investments in infrastructure-related securities.
- Each fund other than Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, Quantitative Large Cap Value Fund, High Income Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, U.S. Government Mortgage Fund, and Prime Obligations Fund is subject to risks associated with investing in non-dollar denominated foreign securities, including currency risk. These risks are particularly significant in emerging markets.
- The funds that do not invest in non-dollar denominated foreign securities may invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

- The funds, other than Prime Obligations Fund, may utilize derivatives such as options, futures contracts, and options on futures contracts, provided that Intermediate Government Bond Fund may invest only in futures contracts and options thereon. In addition, the fixed income funds, other than Intermediate Government Bond Fund, may utilize interest rate caps, collars, and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The funds that invest in non-dollar denominated foreign securities also may enter into foreign currency hedging transactions. A small investment in derivatives could have a potentially large impact on a fund's performance, as the risk of loss for a derivative may sometimes be greater than the derivative's cost. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.




- The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and, for each fixed income fund other than U.S. Government Mortgage Fund, call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate). Equity Income Fund is also subject to these risks to the extent it invests in debt securities. Income distributions for Inflation Protected Securities Fund are expected to fluctuate significantly more than those of a typical bond fund, since the fund's income will change with changes in inflation.


- The fixed income funds may invest in mortgage- and/or asset-backed securities. These securities are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.


- Core Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Total Return Bond Fund may invest in dollar roll transactions, which could increase the volatility of a fund's share price and possibly diminish a fund's investment performance.



                                     4
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Principal Risks CONTINUED


- High Income Bond Fund invests primarily in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, and Total Return Bond Fund also may invest in such securities. In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.
- Inflation Protected Securities Fund invests primarily in inflation protected debt securities, which subjects the fund to additional risks. Inflation adjustments in these securities may require the fund to make annual distributions to shareholders that exceed the cash the fund receives. In addition, there can be no assurance that the index used as the inflation measure for an inflation protected debt security will accurately measure the real rate of inflation in the prices of goods and services or, in the case of a foreign security, that the rate of inflation in the foreign country will be correlated to the rate of inflation in the United States. Lags between the time a security is adjusted for inflation and the time interest is paid on the security can mitigate the inflation protection provided by the adjustment and can adversely affect the trading price of the security. In addition, inflation protected debt securities may be less liquid and more volatile than other debt securities.
- Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

- Each fund, other than Prime Obligations Fund, may lend its securities. The other party to a securities lending agreement could default on its obligations.


Possible Conflicts of Interest. The funds and the underlying funds have the same officers, directors, and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request.


                                     5
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance

The charts and tables that follow provide you with information on each fund's performance and volatility. Of course, each fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar charts show you how performance of each fund's Class R shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.

The tables compare each fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment. For Class R shares, the table includes returns both before and after taxes. For Class A, Class B, Class C, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class A, Class B, Class C, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each fund's performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table includes the performance of the Class S shares for periods prior to July 1, 2004. If current fees and expenses had been in effect, performance would have been lower.

Strategy Aggressive Growth Allocation Fund


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class R)(1)


                                   (BAR CHART)


            26.49%     (1.75)%   (14.19)%   (19.29)%    29.24%     12.11%      8.51%     14.16%     10.30%    (35.61)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999      20.43%
           Worst Quarter:
           Quarter ended  December 31, 2008     (22.11)%







                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Aggressive Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (38.97)%          (1.18)%           N/A             1.66%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (39.05)%          (1.16)%           N/A             1.68%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (36.55)%          (0.81)%           N/A             1.68%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (35.61)%          (0.27)%          0.93%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (35.82)%          (0.65)%         (0.04)%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (22.93)%          (0.29)%          0.49%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (35.29)%           0.20%            N/A             2.68%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderately Aggressive U.S. Portfolio
Index(2) (reflects no deduction for fees,
expenses, or taxes)                                                (30.67)%          (0.28)%          2.26%            3.14%





(1)Total return for the period from 1/1/09 through 9/30/09 was 22.25%.





(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 80% of the risk of the U.S. equities market.



                                     6
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED


Strategy Growth Allocation Fund


ANNUAL TOTAL RETURNS  AS OF 12/31 EACH YEAR (Class R)(1)


                                   (BAR CHART)


            19.13%      1.13%    (10.58)%   (15.73)%    24.18%     11.13%      7.48%     12.29%      9.21%    (32.06)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999      14.91%
           Worst Quarter:
           Quarter ended  December 31, 2008     (19.28)%







                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (35.58)%          (0.99)%           N/A             1.50%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (35.49)%          (0.97)%           N/A             1.54%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (32.98)%          (0.61)%           N/A             1.54%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (32.06)%          (0.10)%          1.16%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (33.16)%          (0.84)%         (0.08)%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (19.80)%          (0.22)%          0.54%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (31.71)%           0.38%            N/A             2.54%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate U.S. Portfolio Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                                (22.60)%           1.05%           3.28%            3.84%





(1)Total return for the period from 1/1/09 through 9/30/09 was 22.69%.



(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.



                                     7
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED



Strategy Balanced Allocation Fund



ANNUAL TOTAL RETURNS  AS OF 12/31 EACH YEAR (Class R)(1)


                                                               (BAR CHART)


            13.15%      2.07%     (6.52)%   (11.67)%    19.46%      9.72%      6.46%     11.06%      8.47%    (29.14)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999      10.33%
           Worst Quarter:
           Quarter ended  December 31, 2008     (16.87)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Balanced Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (32.83)%          (0.97)%           N/A             1.35%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (32.76)%          (0.91)%           N/A             1.39%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (30.09)%          (0.57)%           N/A             1.39%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (29.14)%          (0.06)%          1.28%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (30.41)%          (1.11)%         (0.17)%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (18.08)%          (0.28)%          0.54%             N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (28.84)%           0.41%            N/A             2.37%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate U.S. Portfolio Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                                (22.60)%           1.05%           3.28%            3.84%




(1)Total return for the period from 1/1/09 through 9/30/09 was 22.62%.




(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

                                     8
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fund Performance CONTINUED



   Strategy Conservative Allocation Fund



   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class R)(1)


                                    (BAR CHART)


            (0.39)%     7.61%      2.63%     (1.84)%    12.63%      6.80%      4.02%      7.48%      6.82%    (21.22)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  June 30, 2003           7.05%
           Worst Quarter:
           Quarter ended  December 31, 2008     (11.31)%






                                                                                                                       Since
                                                                                                                   Inception
                                                                                                                   (Class A,
                                                                                                                    Class B,
                                                                                                                    Class C,
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                             and
AS OF 12/31/08                                          Date       One Year       Five Years       Ten Years        Class Y)
----------------------------------------------------------------------------------------------------------------------------
Strategy Conservative Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/24/01       (25.42)%          (0.81)%            N/A            3.20%
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      9/24/01       (25.28)%          (0.75)%            N/A            3.21%
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01       (22.35)%          (0.44)%            N/A            3.22%
----------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                      10/1/96       (21.22)%           0.10%            2.03%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions)                    (22.70)%          (1.18)%           0.53%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class R (return after taxes on distributions
  and sale of fund shares)                                         (13.17)%          (0.38)%           0.97%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      9/24/01       (20.87)%           0.57%             N/A            3.83%
----------------------------------------------------------------------------------------------------------------------------
Dow Jones Conservative U.S. Portfolio Index(2)
(reflects no deduction for fees, expenses, or
taxes)                                                              (1.91)%           3.80%            5.07%           5.04%






(1)Total return for the period from 1/1/09 through 9/30/09 was 22.55%.


(2)A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.


                                     9
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets.

The tables below describe the fees and expenses that you pay if you buy and hold shares of the funds.



----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS A SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)(2)                            5.50%       5.50%       5.50%         5.50%
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)(3)                                    None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          0.25%       0.25%       0.25%         0.25%
  Other Expenses                                                    0.33%       0.27%       0.13%         0.44%
  Acquired Fund Fees and Expenses(4)                                0.89%       0.86%       0.83%         0.76%
  Total Annual Fund Operating Expenses(5)                           1.57%       1.48%       1.31%         1.55%
  Less Fee Waivers                                                 (0.28)%     (0.22)%     (0.08)%       (0.39)%
  Net Expenses                                                      1.29%       1.26%       1.23%         1.16%
----------------------------------------------------------------------------------------------------------------



(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges.

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


(4)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the underlying funds and any other investment companies in which the funds invest.



(5)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.40% for Class A shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


                                     10
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED



----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS B SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      5.00%       5.00%       5.00%         5.00%
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          1.00%       1.00%       1.00%         1.00%
  Other Expenses                                                    0.33%       0.27%       0.13%         0.44%
  Acquired Fund Fees and Expenses(2)                                0.89%       0.86%       0.83%         0.76%
  Total Annual Fund Operating Expenses(3)                           2.32%       2.23%       2.06%         2.30%
  Less Fee Waivers                                                 (0.28)%     (0.22)%     (0.08)%       (0.39)%
  Net Expenses                                                      2.04%       2.01%       1.98%         1.91%
----------------------------------------------------------------------------------------------------------------



(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the underlying funds and any other investment companies in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 1.15% for Class B shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.




-----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive     Strategy    Strategy      Strategy
CLASS C SHARES                                                      Growth       Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation   Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund         Fund        Fund          Fund
-----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None         None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                      1.00%        1.00%       1.00%         1.00%
-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%        0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          1.00%        1.00%       1.00%         1.00%
  Other Expenses                                                    0.33%        0.27%       0.13%         0.44%
  Acquired Fund Fees and Expenses(2)                                0.89%        0.86%       0.83%         0.76%
  Total Annual Fund Operating Expenses(3)                           2.32%        2.23%       2.06%         2.30%
  Less Fee Waivers                                                 (0.28)%      (0.22)%     (0.08)%       (0.39)%
  Net Expenses                                                      2.04%        2.01%       1.98%         1.91%
-----------------------------------------------------------------------------------------------------------------



(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the underlying funds and any other investment companies in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 1.15% for Class C shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


                                     11
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED



----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS R SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                       None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                          0.50%       0.50%       0.50%         0.50%
  Other Expenses                                                    0.33%       0.27%       0.13%         0.44%
  Acquired Fund Fees and Expenses(2)                                0.89%       0.86%       0.83%         0.76%
  Total Annual Fund Operating Expenses(3)                           1.82%       1.73%       1.56%         1.80%
  Less Fee Waivers                                                 (0.28)%     (0.22)%     (0.08)%       (0.39)%
  Net Expenses                                                      1.54%       1.51%       1.48%         1.41%
----------------------------------------------------------------------------------------------------------------



(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the underlying funds and any other investment companies in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.65% for Class R shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.




----------------------------------------------------------------------------------------------------------------
                                                                  Strategy
                                                                Aggressive    Strategy    Strategy      Strategy
CLASS Y SHARES                                                      Growth      Growth    Balanced  Conservative
SHAREHOLDER FEES(1)                                             Allocation  Allocation  Allocation    Allocation
(fees paid directly from your investment)                             Fund        Fund        Fund          Fund
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                None        None        None          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                       None        None        None          None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                   0.10%       0.10%       0.10%         0.10%
  Distribution and/or Service (12b-1) Fees                           None        None        None          None
  Other Expenses                                                    0.33%       0.27%       0.13%         0.44%
  Acquired Fund Fees and Expenses(2)                                0.89%       0.86%       0.83%         0.76%
  Total Annual Fund Operating Expenses(3)                           1.32%       1.23%       1.06%         1.30%
  Less Fee Waivers                                                 (0.28)%     (0.22)%     (0.08)%       (0.39)%
  Net Expenses                                                      1.04%       1.01%       0.98%         0.91%
----------------------------------------------------------------------------------------------------------------



(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."


(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the underlying funds and any other investment companies in which the funds invest.



(3)For each fund, the advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that the aggregate of Management Fees, Distribution and/or Service (12b-1) Fees, and Other Expenses (i.e., Total Annual Fund Operating Expenses net of Acquired Fund Fees and Expenses) do not exceed 0.15% for Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the funds' board of directors.


                                     12
                  PROSPECTUS - First American Asset Allocation Funds

Fund Summaries
Fees and Expenses CONTINUED



   EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. The example assumes that contractual fee waivers were in effect throughout the first year of each period indicated (i.e., the entire one year period), but were discontinued for the balance of each period longer than one year. Although your actual costs and returns may differ, based on these assumptions your cost would be:




STRATEGY                             CLASS B           CLASS B           CLASS C           CLASS C
AGGRESSIVE                          assuming       assuming no          assuming       assuming no
GROWTH                            redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 One year           $  674            $  707            $  207            $  307            $  207        $  157        $  106
------------------------------------------------------------------------------------------------------------------------------
 Three
     years          $  993            $1,098            $  698            $  698            $  698        $  545        $  391
------------------------------------------------------------------------------------------------------------------------------
 Five years         $1,333            $1,415            $1,215            $1,215            $1,215        $  959        $  697
------------------------------------------------------------------------------------------------------------------------------
 Ten years          $2,292            $2,446            $2,446            $2,634            $2,634        $2,114        $1,566







                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
GROWTH                            redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 One year           $  671            $  704            $  204            $  304            $  204        $  154        $  103
------------------------------------------------------------------------------------------------------------------------------
 Three
     years          $  972            $1,076            $  676            $  676            $  676        $  524        $  369
------------------------------------------------------------------------------------------------------------------------------
 Five years         $1,294            $1,375            $1,175            $1,175            $1,175        $  918        $  655
------------------------------------------------------------------------------------------------------------------------------
 Ten years          $2,203            $2,358            $2,358            $2,547            $2,547        $2,023        $1,469







                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
BALANCED                          redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 One year           $  668            $  701            $  201            $  301            $  201        $  151        $  100
------------------------------------------------------------------------------------------------------------------------------
 Three
     years          $  935            $1,038            $  638            $  638            $  638        $  485        $  329
------------------------------------------------------------------------------------------------------------------------------
 Five years         $1,221            $1,301            $1,101            $1,101            $1,101        $  842        $  577
------------------------------------------------------------------------------------------------------------------------------
 Ten years          $2,036            $2,191            $2,191            $2,383            $2,383        $1,850        $1,287







                                     CLASS B           CLASS B           CLASS C           CLASS C
STRATEGY                            assuming       assuming no          assuming       assuming no
CONSERVATIVE                      redemption        redemption        redemption        redemption
ALLOCATION                         at end of         at end of         at end of         at end of
FUND               CLASS A       each period       each period       each period       each period       CLASS R       CLASS Y
------------------------------------------------------------------------------------------------------------------------------
 One year           $  662            $  694            $  194            $  294            $  194        $  144        $   93
------------------------------------------------------------------------------------------------------------------------------
 Three
     years          $  977            $1,081            $  681            $  681            $  681        $  528        $  374
------------------------------------------------------------------------------------------------------------------------------
 Five years         $1,313            $1,395            $1,195            $1,195            $1,195        $  938        $  676
------------------------------------------------------------------------------------------------------------------------------
 Ten years          $2,263            $2,417            $2,417            $2,606            $2,606        $2,084        $1,534






                                     13
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).


The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the funds after your order is received by the funds or an authorized financial intermediary in proper form. Exchanges are also based on the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."


Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

CHOOSING A SHARE CLASS

The funds issue their shares in five classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.


No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the First American funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged.


Class B shareholders wishing to make additional investments in the funds' shares after the Closing Date are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.


CLASS Y SHARES generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.


Class Share Overview

                   Front-End    Contingent Deferred
                 Sales Charge       Sales Charge         Annual 12b-1 Fees
                    (FESC)             (CDSC)         (as a % of net assets)
----------------------------------------------------------------------------
Class A              5.50%(1)           None(2)                0.25%
Class B(3)           None               5.00%(4)               1.00%
Class C(5)           None               1.00%(6)               1.00%
Class R              None               None                   0.50%
Class Y              None               None                   None
----------------------------------------------------------------------------


(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1.00% CDSC.

(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.

(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."

(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.


Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American funds' Class A, Class B, and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.



                                     14
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                       Sales Charge
                              -----------------------------
                               As a %               As a %
                                 of                 of Net
                              Offering              Amount
PURCHASE AMOUNT                 Price              Invested
-----------------------------------------------------------
Less than $50,000               5.50%                5.82%
$50,000 - $99,999               4.50%                4.71%
$100,000 - $249,999             3.50%                3.63%
$250,000 - $499,999             2.50%                2.56%
$500,000 - $999,999             2.00%                2.04%
$1 million and over             0.00%                0.00%


Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.



Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.


It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.


                                     15
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
- group retirement and employee benefit plans.

In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.


Reinvesting After a Redemption. If you redeem Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.



Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of up to 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.


The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class B Shares


No new or additional investments are allowed in Class B shares of the First American funds, except in connection with permitted exchanges or the reinvestment of dividends or capital gains distributions on Class B shares. See "Choosing a Share Class" above.



Class B shares could previously be purchased at their net asset value -- there was no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.


                          CDSC as a % of the
Year since purchase      value of your shares
---------------------------------------------
First                            5.00%
Second                           5.00%
Third                            4.00%
Fourth                           3.00%
Fifth                            2.00%
Sixth                            1.00%
Seventh                          0.00%
Eighth                           0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."


                                     16
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares


Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k) plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American funds prior to July 20, 2007.


Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

                                    Annual 12b-1 Fees
                                   (as a percentage of
                                average daily net assets)
                             ------------------------------
                                                Shareholder
                             Distribution        Servicing
                                  Fee               Fee
-----------------------------------------------------------
Class A                           None             0.25%
Class B                          0.75%             0.25%
Class C                          0.75%             0.25%
Class R                          0.25%             0.25%
Class Y                           None              None
-----------------------------------------------------------


Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                                  Maximum Reallowance
                                       as a % of
Purchase Amount                      Purchase Price
-----------------------------------------------------
Less than $50,000                        5.00%
$50,000 - $99,999                        4.00%
$100,000 - $249,999                      3.25%
$250,000 - $499,999                      2.25%
$500,000 - $999,999                      1.75%
$1 million and over                      0.00%


Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees

The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries

                                     17
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED




that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.


In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.


These payments are negotiated and may be based on such factors as the number or value of First American fund shares that the intermediary sells or may sell; the value of the assets invested in the First American funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.


The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.


Purchasing Class A and Class C Shares


You can become a shareholder in any of the funds by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.

The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount for your account type by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202




                                     18
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.


By Systematic Investment Plan. After you have established an account, you may add to your investment on a regular basis:



- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in additional shares of the fund, or


- through automatic monthly exchanges into the fund from another First American fund of the same class.


You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The First American funds reserve the right to limit telephone redemptions to $50,000 per account per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:

- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.


                                     19
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED


By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares


If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. If you want to exchange into a fund you do not currently own, your initial purchase of the fund's shares, whether by exchange or otherwise, must satisfy the fund's minimum initial investment requirement.


Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:


- You may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to purchase Class Y shares.

- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares, respectively, of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.


By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.


Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased or sold at that day's price, the funds must receive the purchase order or redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


Exchanging Class R Shares. If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.


To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing,

                                     20
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.


Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American fund to another First American fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.


You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The funds do not calculate their NAVs on national holidays, or any other days, on which the NYSE is closed for trading.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the funds' board of directors. These independent pricing services also provide security valuations for certain other underlying fund investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors, except that Global Infrastructure Fund, International Fund, and International Select Fund may rely on the recommendations of a fair value pricing service approved by the funds' board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Global Infrastructure Fund, International Fund and International Select Fund will hold portfolio securities that trade on weekends or other days when the funds do not price their shares.

                                     21
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED



Therefore, the net asset value of the shares of these underlying funds may change on days when shareholders will not be able to purchase or redeem their fund shares.

Short-Term Trading of Fund Shares

The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in a fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.




Short-Term Trading Policies. The funds' advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.


Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.


Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds generally seek to apply their short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the funds (or the funds' distributor) have entered into with intermediaries, the funds may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the funds' policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.


Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that

                                     22
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares CONTINUED




instructions received by telephone are genuine, which may include recording telephone conversations.


Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.


If the funds elect to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the funds will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication reminding them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.



An intermediary may apply its own procedures in attempting to comply with the funds' low balance account policy.




                                     23
                  PROSPECTUS - First American Asset Allocation Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are normally declared and paid at least annually. Any capital gains are distributed at least once each year. A fund may, however, pay dividends or make distributions more frequently.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.


Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.


TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends paid from the net investment income of each fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from a fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.


                                     24
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Management


FAF Advisors, Inc. is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2009, FAF Advisors had more than $100 billion in assets under management, including investment company assets of more than $85 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.



                                       Management fee
                                     as a % of average
                                      daily net assets
------------------------------------------------------
STRATEGY AGGRESSIVE GROWTH
  ALLOCATION FUND                           0.00%
STRATEGY GROWTH ALLOCATION FUND             0.00%
STRATEGY BALANCED ALLOCATION FUND           0.02%
STRATEGY CONSERVATIVE ALLOCATION
  FUND                                      0.00%
------------------------------------------------------




A discussion regarding the basis for the board's approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended August 31, 2009.


Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Underlying Fund Sub-Advisors

Altrinsic Global Advisors, LLC
100 First Stamford Place
Stamford, Connecticut 06902

Altrinsic Global Advisors, LLC ("Altrinsic"), located at 100 First Stamford Place, Stamford, Connecticut, is a sub-advisor for International Fund and International Select Fund.


Altrinsic is an employee-owned company founded in 2000. As of September 30, 2009, Altrinsic had assets under management of approximately $9.4 billion.


Hansberger Global Investors, Inc.
401 East Las Olas Boulevard, Suite 1700
Fort Lauderdale, Florida 33301

Hansberger Global Investors, Inc., ("HGI"), located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida, is a sub-advisor for International Fund and International Select Fund.


HGI is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management. The firm was founded in 1994. As of September 30, 2009, HGI had assets under management of approximately $8.2 billion, which includes $1.0 billion in Advised Managed Accounts of other firms based on HGI models.


Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Lazard Asset Management LLC ("Lazard"), located at 30 Rockefeller Plaza, New York, New York is a sub-advisor for International Select Fund.


Lazard is a wholly owned subsidiary of Lazard Freres & Co. LLC. As of September 30, 2009, Lazard had assets under management of approximately $107.9 billion.


Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION


FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation from the funds as set forth below. In addition, these entities receive compensation from the underlying funds, as set forth in their prospectuses.


Custody Services. U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.

Transfer Agency Services. U.S. Bancorp Fund Services, LLC (Fund Services) provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


                                     25
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Management CONTINUED


Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.

Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."

PORTFOLIO MANAGEMENT

David R. Cline is responsible for the day-to-day management of the funds. Mr. Cline allocates the funds' assets across the underlying funds based on the advice of the investment advisor's asset allocation committee, of which David Chalupnik, CFA, Keith B. Hembre, CFA, Tony Rodriguez, Thomas S. Schreier, and John G. Wenker are members. Mr. Cline, Senior Equity Portfolio Manager, has been primarily responsible for the day-to-day management of the funds since January 2000, and had previously co-managed the funds since their inception in October 1996. Mr. Cline entered the financial services industry when he joined FAF Advisors in 1989.

Mr. Chalupnik, Senior Managing Director, Head of Equities, entered the financial services industry in 1984 and joined FAF Advisors in 2002.

Mr. Hembre, Chief Economist and Chief Investment Strategist, entered the financial services industry in 1992 and joined FAF Advisors in 1997.

Mr. Rodriguez, Senior Managing Director, Head of Fixed Income, entered the financial services industry in 1984 and joined FAF Advisors in 2002.

Mr. Schreier, Chief Executive Officer and Chief Investment Officer, entered the financial services industry in 1986 and joined FAF Advisors in 2000.

Mr. Wenker, Head of Real Estate, entered the financial services industry in 1983 and joined FAF Advisors in 1992.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the funds.


                                     26
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
More About the Funds

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the SAI. For a copy of the SAI, call Investor Services at 800 677-FUND.

PORTFOLIO TURNOVER

The funds' investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


                                     27
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds

The objectives, principal investment strategies, and principal risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

Equity Income Fund

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's advisor believes are characterized by:

- the ability to pay above average dividends.
- the ability to finance expected growth.
- strong management.

The fund's advisor will generally sell a security if the security is no longer expected to meet the advisor's dividend or growth expectations or if a better alternative exists in the marketplace.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and convertible preferred stocks, and corporate debt securities which are convertible into common stocks. All such equity securities will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Interest Rate Risk
- International Investing Risk
- Non-Investment Grade Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Equity Index Fund

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Index (S&P 500 Index).

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500 Index. The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of September 30, 2009, market capitalizations of companies in the S&P 500 Index ranged from approximately $81 million to $329.7 billion.



                                     28
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500 Index.

Because the fund may not always hold all of the stocks included in the S&P 500 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in Equity Index Fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Core Fund

OBJECTIVE

Quantitative Large Cap Core Fund's objective is to provide, over the long term, a total return that exceeds the total return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks chosen for market size, liquidity and industry group representation, with a focus on the large cap segment of the market. The market capitalizations of companies in the S&P 500 Index ranged from approximately $81 million to $329.7 billion as of September 30, 2009, with an average market capitalization of approximately $18.7 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the S&P 500 Index. The fund's investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.


The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the S&P 500 Index.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

In addition to investing in common stocks, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.


                                     29
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Frequent Trading Risk
- Futures Contract Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Growth Fund

OBJECTIVE

Quantitative Large Cap Growth Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Growth Index.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $36 million to $334.8 billion as of September 30, 2009, with an average market capitalization of approximately $69.1 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.



In selecting common stocks, the advisor will emphasize companies that are included in the Russell 1000 Growth Index. The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Growth Index.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

In addition to investing in common stocks, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Frequent Trading Risk
- Futures Contract Risk
- Growth Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Quantitative Large Cap Value Fund

OBJECTIVE

Quantitative Large Cap Value Fund's objective is to provide, over the long term, a total return that exceeds the total return of the Russell 1000 Value Index.


                                     30
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


PRINCIPAL INVESTMENT STRATEGIES


The fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-capitalization companies. The fund defines large-capitalization companies as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index (an index of the 3,000 largest companies in the United States, based on total market capitalization), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The market capitalizations of companies in the Russell 1000 Index ranged from approximately $36 million to $334.8 billion as of September 30, 2009, with an average market capitalization of approximately $69.1 billion. Although the fund may from time to time emphasize smaller or larger capitalization companies within this range as a result of the quantitative process discussed below, the advisor anticipates that generally the fund's capitalization weightings will be similar to those of the Russell 1000 Index. The fund's investments may include common stocks of foreign issuers which are listed on a U.S. stock exchange.


In selecting common stocks, the advisor will emphasize companies that are included in the Russell 1000 Value Index. The Russell 1000 Value Index consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The fund is actively managed using a proprietary quantitative process which projects a stock's performance based upon a variety of factors, such as the stock's growth or value style, market capitalization, earnings volatility, earnings yield, financial leverage and currency sensitivity. This process tracks the historical performance of each of these factors against relevant economic and market variables, and then determines how each of the factors is expected to perform given today's economic conditions. The process then measures the relative sensitivity of each of the stocks in the fund's investable universe to the various factors and projects each stock's performance based on this sensitivity. Stocks are selected for purchase or sale using an optimization formula which is designed to maximize the fund's overall projected return within the constraints that have been established to limit the fund's tracking error as compared to the Russell 1000 Value Index.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

In addition to investing in common stocks within the Russell 1000 Index, the fund may buy and sell stock index futures contracts and invest in exchange traded funds in order to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Quantitative Management Risk
- Additional Expenses
- Common Stock Risk
- Foreign Security Risk
- Frequent Trading Risk
- Futures Contract Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Growth Opportunities Fund

OBJECTIVE

Large Cap Growth Opportunities Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $36 million to $334.8 billion as of September 30, 2009, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.


In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position

                                     31
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Growth Stock Risk
- International Investing Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Select Fund

OBJECTIVE

Large Cap Select Fund's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector representation and other factors. The index tracks the performance of the large cap U.S. equity market. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $81 million to $329.7 billion as of September 30, 2009, the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.


In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on the U.S. stock exchange or represented by depository receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


                                     32
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- International Investing Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Large Cap Value Fund

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $36 million to $334.8 billion as of September 30, 2009, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.


In selecting stocks, the fund's advisor invests in companies that it believes:

- are undervalued relative to other companies in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Growth Opportunities Fund

OBJECTIVE

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market

                                     33
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED




capitalization). As of September 30, 2009, market capitalizations of companies in the Russell Midcap Index ranged from approximately $36 million to $15.4 billion.


In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Growth Stock Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Mid Cap Index Fund

OBJECTIVE

Mid Cap Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index (S&P 400 Index).

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. As of September 30, 2009, market capitalizations of companies in the S&P 400 Index ranged from approximately $23 million to $7.0 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


                                     34
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Mid-Cap Stock Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.




Mid Cap Select Fund



OBJECTIVE



Mid Cap Select Fund has an objective of long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell Midcap Index ranged from approximately $36 million to $15.4 billion as of September 30, 2009.



In selecting stocks, the fund's advisor invests in companies that it believes meet one or more of the following criteria:



- attractively valued relative to other companies in the same industry or market.


- strong or improving cash flows, revenue and earnings growth, or other fundamentals.


- strong competitive position.


- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.



The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.



The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.



The fund may utilize options, futures contracts, options on, futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.



When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.



The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.



The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.



PRINCIPAL RISKS



The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:



- Active Management Risk


- Common Stock Risk


- Derivative Instrument Risk


- Foreign Currency Hedging Transaction Risk


- Frequent Trading Risk


- Initial Public Offering (IPO) Risk


- International Investing Risk


- Mid-Cap Stock Risk


- Securities Lending Risk



See "The Underlying Funds' Principal Risks" below for a discussion of these risks.



                                     35
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


Mid Cap Value Fund

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of September 30, 2009, market capitalizations of companies in the Russell Midcap Index ranged from approximately $36 million to $15.4 billion.


In selecting stocks, the fund's advisor invests in companies that it believes:

- are undervalued relative to other securities in the same industry or market.
- exhibit good or improving fundamentals.
- exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.




Small Cap Growth Opportunities Fund


OBJECTIVE

Small Cap Growth Opportunities Fund has an objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of September 30, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $14 million to $3.6 billion.


In selecting stocks, the fund's advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as:

- above average growth in revenue and earnings.
- strong competitive position.
- strong management.
- sound financial condition.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.


                                     36
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- Growth Stock Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Index Fund

OBJECTIVE

Small Cap Index Fund's objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization.) As of September 30, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $14 million to $3.6 billion.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.


                                     37
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Common Stock Risk
- Derivative Instrument Risk
- Failure to Match Index Performance
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Select Fund

OBJECTIVE

Small Cap Select Fund has an objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of September 30, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $14 million to $3.6 billion.


In selecting stocks, the fund's advisor invests in companies that it believes meet one or more of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- strong or improving cash flows, revenue and earnings growth, or other fundamentals.
- strong competitive position.
- strong management teams.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk, of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Small Cap Value Fund

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.


                                     38
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of September 30, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $14 million to $3.6 billion.


In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:

- undervalued relative to other securities in the same industry or market.
- good or improving fundamentals.
- an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may utilize options, futures contracts, options on futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Securities Lending Risk
- Small-Cap Stock Risk
- Value Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Real Estate Securities Fund

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The fund's advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace. The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

- equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
- mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
- hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.


                                     39
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- International Investing Risk
- Non-Diversification Risk
- Real Estate Investment Trust Risk
- Real Estate Sector Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Global Infrastructure Fund

OBJECTIVE

Global Infrastructure Fund's objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets. Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which includes water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks. Equity securities in which the fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (MLPs), real estate investment trusts (REITs), and exchange-traded funds and other investment companies. The fund may invest in companies of any size.

In selecting securities, the fund's advisor invests in companies that it believes meet one or more of the following criteria:

- attractively valued relative to other companies in the same industry or market.
- strong fundamentals, including consistent cash flows or growth and a sound balance sheet.
- strong management teams.
- long-term contracts to provide infrastructure-based services.
- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.

The fund's advisor generally will sell a security if any of the following has occurred:

- the security has hit its price target and the company is no longer attractively valued relative to other companies.
- the company's fundamentals have significantly deteriorated.
- there has been a significant change in the management team.
- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared.
- a better alternative exists in the marketplace.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate well in excess of 100%.

The fund's investments include infrastructure-related securities that trade in markets other than the United States. These securities are generally issued by companies:

- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.


                                     40
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED


The fund diversifies its investments among a number of different countries throughout the world.

Up to 25% of the fund's total assets may be invested in equity securities of emerging market issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize put and call options on securities, stock indices, and/or foreign currencies; stock index, interest rate and currency futures contracts; options on futures contracts; and forward foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- Infrastructure Sector Risk
- International Investing Risk
- Master Limited Partnership (MLP) Risk
- Mid-Cap Stock Risk
- Real Estate Investment Trust (REIT) Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

International Fund

OBJECTIVE

International Fund has an objective of long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

- that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Growth Style emphasizes investments in the equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.

When determining how to allocate the fund's assets between sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations between the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in exchange-traded funds and other investment companies ("investment companies").

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts (together with forward foreign currency exchange contracts, "derivatives") in an attempt to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be

                                     41
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The advisor manages the portion of the fund's assets not allocated to a sub-advisor. A portion of these assets are used to facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in derivatives and investment companies, as described above, and money market instruments and other short-term securities, including money market funds advised by the advisor. In addition, the advisor may invest up to 10% of the fund's total assets in equity securities issued by other U.S. and non-U.S. companies.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Multi-Manager Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

International Select Fund

OBJECTIVE

International Select Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in equity securities that trade in markets other than the United States. These securities are generally issued by companies:

- that have their legal residence in countries other than the United States and the securities of which are principally traded in such countries, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund diversifies its investments among a number of different countries throughout the world and may invest in companies of any size.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Growth Style emphasizes investments in equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.
- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.
- Emerging Markets Style emphasizes investments in equity securities of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International, Inc.

When determining how to allocate the fund's assets among sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations among the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in exchange-traded funds and other investment companies ("investment companies").

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts (together with forward foreign currency exchange contracts, "derivatives") in an attempt to manage market or business risk or enhance the fund's returns. The use of derivatives is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The advisor manages the portion of the fund's assets not allocated to a sub-advisor. A portion of these assets are used to

                                     42
                  PROSPECTUS - First American Asset Allocation Funds

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The Underlying Funds CONTINUED



facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in derivatives and investment companies, as described above, and money market instruments and other short-term securities, including money market funds advised by the advisor. In addition, the advisor may invest up to 10% of the fund's total assets in equity securities issued by other U.S. and non-U.S. companies.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of an investment in this fund will change daily, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Additional Expenses
- Common Stock Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Currency Hedging Transaction Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Multi-Manager Risk
- Securities Lending Risk
- Small-Cap Stock Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Core Bond Fund
OBJECTIVE

Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

High Income Bond Fund

OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The fund may invest in exchange-traded funds, closed-end funds, and other investment companies ("investment companies").


Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.


The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund's total assets may be invested in dollar denominated debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capital compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements


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                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED




on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk

- Additional Expenses

- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- Liquidity Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Inflation Protected Securities Fund

OBJECTIVE

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund's investments in U.S. Government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.



Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.


Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund's assets may be invested in holdings that are not inflation protected. These holdings may include the following:

- domestic and foreign corporate debt obligations.
- securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
- debt obligations of foreign governments.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security's characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these

                                     45
                  PROSPECTUS - First American Asset Allocation Funds

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Additional Information
The Underlying Funds CONTINUED



general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund's net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund's advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.


The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater that the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Indexing Methodology Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk
- Tax Consequences of Inflation Adjustments

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Intermediate Government Bond Fund

OBJECTIVE


Intermediate Government Bond Fund's objective is to provide investors with current income to the extent consistent with the preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES




Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the following:



- U.S. Treasury obligations.


- Mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


- Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed


                                     46
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



  under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.



U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.



The fund may invest up to 10% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor.



In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.



Under normal market conditions, the fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration between two and one-half and seven years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.



To generate additional income, the fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.



The fund may utilize futures contracts and options on futures contracts, which are derivative instruments. The fund may enter into futures contracts and options thereon that are traded on domestic securities exchanges, boards of trade, or similar entities, or in the over-the-counter market. The fund may use futures transactions in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio, or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a futures contract or an option on a futures contract is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund enters into a futures transaction for speculative purposes, the fund will be fully exposed to the risks of loss of that future or option, which may sometimes be greater than its cost. The fund may not use futures or options on futures to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk

- Derivative Instrument Risk


- Dollar Roll Transaction Risk



- Income Risk
- Interest Rate Risk

- Mortgage- and Asset-Backed Securities Risk


- Securities Lending Risk


See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Intermediate Term Bond Fund

OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are

                                     47
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Foreign Security Risk
- Income Risk
- Interest Rate Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Short Term Bond Fund

OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- residential and commercial mortgage-backed securities.
- asset-backed securities.
- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
- commercial paper.

Up to 10% of the fund's total assets may be invested collectively in the following categories of debt securities:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments.
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

Fund managers select securities using a "top-down" approach which begins with the formulation of their general economic

                                     48
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in derivatives for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Total Return Bond Fund

OBJECTIVE

Total Return Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
- residential and commercial mortgage-backed securities.
- asset-backed securities.
- domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.
- debt obligations of foreign governments.

Up to 30% of the fund's total assets may be invested collectively in the following categories of debt securities, provided that the fund will not invest more than 20% of its total assets in any single category:

- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high-yield" or "junk bonds"). The fund will not invest in securities rated

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  lower than CCC at the time of purchase or in unrated securities of equivalent quality.
- non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)
- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

Fund managers make buy, sell, and hold decisions using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means an investor in the fund could lose money. The principal risks of investing in this fund include:

- Active Management Risk
- Call Risk
- Credit Risk
- Derivative Instrument Risk
- Dollar Roll Transaction Risk
- Emerging Markets Risk
- Foreign Security Risk
- High-Yield Securities Risk
- Income Risk
- Interest Rate Risk
- International Investing Risk
- Liquidity Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

U.S. Government Mortgage Fund

OBJECTIVE

U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or

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guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.


The fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities and residential and commercial mortgage-backed securities.


When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund include:


- Active Management Risk
- Credit Risk
- Derivative Instrument Risk
- Income Risk
- Interest Rate Risk
- Mortgage- and Asset-Backed Securities Risk
- Securities Lending Risk

See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

Prime Obligations Fund

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in high-quality short-term debt obligations, including:

- commercial paper.
- U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers' acceptances).
- non-convertible corporate debt securities.
- securities issued by the U.S. government or one of its agencies or instrumentalities.

- municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations.

- loan participation interests.
- repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers first consider general economic factors, market conditions, and the short-term interest rate environment in determining what types of short-term instruments to purchase. The portfolio managers then select the specific instruments to be purchased. Generally, the portfolio managers buy and hold securities until their maturities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio

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managers will make every attempt to sell the security, unless they have determined that it would not be in the best interest of the fund to dispose of the security at that time and, where necessary, have obtained the approval of the Board to continue to hold the security.

The fund will limit its investments in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks to less than 25% of its total assets. In addition, the fund will limit its collective investments in dollar-denominated obligations of foreign branches of domestic banks (which are not subject to the same regulation as U.S. banks) and in dollar-denominated obligations of foreign banks and foreign corporations to less than 25% of its total assets.

PRINCIPAL RISKS


Although Prime Obligations Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, the value of an investment in Prime Obligations Fund might decline because of a sharp rise in interest rates that causes the value of the fund's portfolio holdings to fall, because the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded, or because the counterparty to a repurchase agreement with the fund defaults. In addition, if there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss


Prime Obligations Fund is also subject to:

- Income Risk
- Foreign Security Risk

- Repurchase Agreement Risk


See "The Underlying Funds' Principal Risks" below for a discussion of these risks.

The Underlying Funds' Principal Risks

The principal risks of investing in the underlying funds are described below.

Active Management Risk. Each fund other than Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund is actively managed and its performance therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

Active Quantitative Management Risk. Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund and Quantitative Large Cap Value Fund (the "Quantitative Funds") are actively managed using the quantitative process described above under "Principal Investment Strategies" for each of the Quantitative Funds. Securities selected using this process could underperform the market as a whole as a result of the factors used in the process, the weight placed on each factor, and changes in the way each factor performs in today's economic conditions as compared to the factor's historical performance. Due to its active management, a fund could underperform its benchmark index or other mutual funds with similar investment objectives.


Additional Expenses. When a fund invests in other investment companies, an investor in the fund bears both their proportionate share of fund expenses and, indirectly, the expenses of the other investment companies.


Call Risk. Investments in debt securities are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular fund invests, such as value stocks, growth stocks, large-capitalization issuer stocks, mid-capitalization issuer stocks, small-capitalization issuer stocks and/or micro-capitalization issuer stocks, may underperform the market as a whole.

Credit Risk. By investing in debt securities, an underlying fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities or that the other party to an investment contract will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.


Intermediate Government Bond Fund invests primarily in U.S. government securities, which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Intermediate Government Bond Fund and Intermediate Term Bond Fund attempt to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have


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difficulty making principal and interest payments than issuers of higher rated securities.



Derivative Instrument Risk. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. For example, in a credit default swap, the advisor may not correctly evaluate the creditworthiness of the company or companies on which the swap is based. Furthermore, when a fund sells protection in a credit default swap, in addition to being subject to investment exposure on its total net assets, the fund is subject to investment exposure on the notional amount of the swap. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.



If a fund enters into forward foreign currency exchange contracts, and the advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, a fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.



The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


Dollar Roll Transaction Risk. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.


Emerging Markets Risk. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable (which includes an amplified risk of war and terrorism), than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Fluctuations in the prices of securities of issuers in emerging markets can be especially sudden and substantial. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on economies and securities markets of certain emerging market countries.


Failure to Match Index Performance. The ability of Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund to replicate the performance of their respective indices may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Foreign Currency Hedging Transaction Risk. In order to hedge against adverse movements in currency exchange rates, a fund may enter into forward foreign currency exchange contracts. If the advisor's or sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The holder of an American Depositary Receipt that is not sponsored by a domestic bank may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Investing in non-dollar denominated foreign securities involves risks not typically associated with U.S. investing. These risks are described further under "International Investing Risk."

Frequent Trading Risk. Frequent trading of fund securities may produce capital gains, which are taxable to

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shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund's performance.


High-Yield Securities Risk. Corporate debt obligations rated below investment grade, which are commonly referred to as "high-yield" securities or "junk bonds," usually offer higher yields than investment grade securities, although they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


Income Risk. Each of the underlying Fixed Income Funds' income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below) in lower-yielding securities.

Indexing Methodology Risk. Interest payments on inflation protected debt securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Infrastructure Sector Risk. Because Global Infrastructure Fund concentrates its investments in infrastructure-related securities, the fund has greater exposure to adverse economic, regulatory, political and other changes affecting the issuers of such securities. International Fund may also invest in infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. Debt securities in the underlying funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

The effect of interest rate changes on the inflation protected securities held by Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a "real" interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in "real" interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.


International Investing Risk. International investing involves risks not typically associated with U.S. investing, as


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described below. To the extent a fund is allowed to invest in depositary receipts, the fund will be subject to the same risks as other foreign securities in which the fund may invest, unless otherwise noted below. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.


Currency Risk. Because foreign securities, with the exception of American Depositary Receipts, often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. A fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the funds, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


Liquidity Risk. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund will be exposed to liquidity risk to the extent they invest in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


Master Limited Partnership (MLP) Risk. Global Infrastructure Fund invests in MLPs, which combine the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The fund's investment in MLPs also subjects the fund to the risks associated with the specific industry or industries in which the MLPs invest. Additionally, since MLPs generally conduct business in multiple states, the fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the fund's return on its investment in MLPs.

The fund's investment in exchange-traded notes (ETNs) linked to the performance of MLPs exposes the fund to the risks associated with a direct investment in MLPs. In addition, ETNs are not principal protected and do not guarantee coupon payments. At maturity or upon sale or redemption, the fund may receive less than the principal amount invested in an ETN.

Mid-Cap Stock Risk. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages

                                     55
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Multi-Manager Risk. Because each sub-advisor of International Fund and International Select Fund makes investment decisions independently, it is possible that the security selection process of the sub-advisors may not complement one another. As a result, each fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the fund was managed by a single sub-advisor. It is possible that one or more of the sub-advisors may, at any time, take positions that may be opposite of positions taken by other sub-advisors. In such cases, the funds will incur brokerage and other transaction costs, without accomplishing any net investment results. Sub-advisors also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase each fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to each fund's portfolio securities, higher brokerage commissions and other transaction costs. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the funds.

Non-Diversification Risk. Real Estate Securities Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Real Estate Investment Trust (REIT) Risk. Real Estate Securities Fund invests a majority of its assets in REITs and Global Infrastructure Fund may also invest in REITS as a principal strategy. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.


A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries.


By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, shareholders of the fund will also indirectly bear similar expenses of the REITs in which the fund invests.

Real Estate Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.


Repurchase Agreement Risk. Prime Obligations Fund may invest in repurchase agreements as a principal investment strategy. A repurchase agreement involves the purchase by the fund of securities with the agreement that, after a stated period of time, the original seller will buy back the same securities at an agreed upon price or yield. These agreements must be fully collateralized. However, if the seller defaults on its obligation to repurchase the securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.



                                     56
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
The Underlying Funds CONTINUED



Securities Lending Risk. When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. If the borrower fails to return the loaned securities, the fund could suffer a loss if the value of the invested collateral is insufficient to purchase replacement securities.


Small-Cap Stock Risk. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range in which Small-Mid Cap Core Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Global Infrastructure Fund, International Fund, and International Select Fund may invest sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.

Tax Consequences of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.


                                     57
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights


The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.


The Class R shares of the funds were designated Class S shares prior to July 1, 2004. Thus, financial highlights for each fund prior to that date consist of the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.

This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND



                                                                                                 Fiscal period    Fiscal year
                                                                                                     ended           ended
                                                         Fiscal year ended August 31,              August 31,    September 30,
CLASS A SHARES                                   2009(1)     2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $ 12.37     $ 13.50     $ 11.92     $ 10.92        $  9.58         $  8.49
                                                 -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                              0.12        0.43        0.17        0.17           0.15            0.08
 Realized and Unrealized Gains (Losses) on
  Investments                                      (2.25)      (1.13)       1.66        1.00           1.33            1.08
                                                 -------     -------     -------     -------        -------         -------
 Total From Investment Operations                  (2.13)      (0.70)       1.83        1.17           1.48            1.16
                                                 -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)               --       (0.43)      (0.25)      (0.17)         (0.14)          (0.07)
 Distributions (from net realized gains)           (0.03)         --          --          --             --              --
                                                 -------     -------     -------     -------        -------         -------
 Total Distributions                               (0.03)      (0.43)      (0.25)      (0.17)         (0.14)          (0.07)
                                                 -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                   $ 10.21     $ 12.37     $ 13.50     $ 11.92        $ 10.92         $  9.58
                                                 =======     =======     =======     =======        =======         =======
Total Return(3)                                   (17.16)%     (5.41)%     15.51%      10.77%         15.53%          13.72%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $42,509     $50,241     $57,337     $61,645        $54,452         $58,200
Ratio of Expenses to Average Net Assets(4)          0.40%       0.40%       0.40%       0.40%          0.40%           0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 1.37%       3.25%       1.34%       1.44%          1.55%           0.83%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.68%       0.60%       0.61%       0.97%          0.94%           0.91%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)             1.09%       3.05%       1.13%       0.87%          1.01%           0.32%
Portfolio Turnover Rate                               35%         45%         50%         18%            35%             12%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     58
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND (CONTINUED)





                                                                                                   Fiscal period    Fiscal year
                                                                                                       ended           ended
                                                           Fiscal year ended August 31,              August 31,    September 30,
CLASS B SHARES                                     2009(1)     2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $ 12.06      $13.19      $11.71      $10.78         $ 9.49          $ 8.45
                                                   -------      ------      ------      ------         ------          ------

Investment Operations:
 Net Investment Income (Loss)                         0.05        0.30        0.06        0.06           0.07           (0.01)
 Realized and Unrealized Gains (Losses) on
  Investments                                        (2.20)      (1.07)       1.64        1.00           1.33            1.10
                                                   -------      ------      ------      ------         ------          ------
 Total From Investment Operations                    (2.15)      (0.77)       1.70        1.06           1.40            1.09
                                                   -------      ------      ------      ------         ------          ------

Less Distributions:
 Dividends (from net investment income)                 --       (0.36)      (0.22)      (0.13)         (0.11)          (0.05)
 Distributions (from net realized gains)             (0.03)         --          --          --             --              --
                                                   -------      ------      ------      ------         ------          ------
 Total Distributions                                 (0.03)      (0.36)      (0.22)      (0.13)         (0.11)          (0.05)
                                                   -------      ------      ------      ------         ------          ------
Net Asset Value, End of Period                     $  9.88      $12.06      $13.19      $11.71         $10.78          $ 9.49
                                                   =======      ======      ======      ======         ======          ======
Total Return(3)                                     (17.77)%     (6.06)%     14.60%       9.89%         14.79%          12.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 3,728      $5,304      $4,806      $3,196         $1,979          $1,421
Ratio of Expenses to Average Net Assets(4)            1.15%       1.15%       1.15%       1.15%          1.15%           1.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.63%       2.33%       0.51%       0.57%          0.69%          (0.09)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               1.43%       1.35%       1.36%       1.72%          1.69%           1.66%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               0.35%       2.13%       0.30%       0.00%          0.15%          (0.60)%
Portfolio Turnover Rate                                 35%         45%         50%         18%            35%             12%
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period               $ 12.07      $13.20      $11.72      $10.78         $ 9.49          $ 8.45
                                                   -------      ------      ------      ------         ------          ------

Investment Operations:
 Net Investment Income (Loss)                         0.05        0.27        0.06        0.07           0.07              --
 Realized and Unrealized Gains (Losses) on
  Investments                                        (2.20)      (1.04)       1.63        1.00           1.33            1.09
                                                   -------      ------      ------      ------         ------          ------
 Total From Investment Operations                    (2.15)      (0.77)       1.69        1.07           1.40            1.09
                                                   -------      ------      ------      ------         ------          ------
Less Distributions:
 Dividends (from net investment income)                 --       (0.36)      (0.21)      (0.13)         (0.11)          (0.05)
 Distributions (from net realized gains)             (0.03)         --          --          --             --              --
                                                   -------      ------      ------      ------         ------          ------
 Total Distributions                                 (0.03)      (0.36)      (0.21)      (0.13)         (0.11)          (0.05)
                                                   -------      ------      ------      ------         ------          ------
Net Asset Value, End of Period                     $  9.89      $12.07      $13.20      $11.72         $10.78          $ 9.49
                                                   =======      ======      ======      ======         ======          ======
Total Return(3)                                     (17.75)%     (6.04)%     14.58%       9.99%         14.79%          12.88%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $ 7,712      $6,232      $3,828      $2,709         $1,499          $1,054
Ratio of Expenses to Average Net Assets(4)            1.15%       1.15%       1.15%       1.15%          1.15%           1.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   0.54%       2.08%       0.51%       0.62%          0.73%           0.01%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                               1.43%       1.35%       1.36%       1.72%          1.69%           1.66%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)               0.26%       1.88%       0.30%       0.05%          0.19%          (0.50)%
Portfolio Turnover Rate                                 35%         45%         50%         18%            35%             12%
--------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     59
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND (CONTINUED)





                                                                                                Fiscal period    Fiscal year
                                                                                                    ended           ended
                                                        Fiscal year ended August 31,              August 31,    September 30,
CLASS R SHARES(1)                               2009(2)     2008(2)     2007(2)     2006(2)       2005(2,3)        2004(2)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $ 12.29     $ 13.42     $ 11.87     $ 10.89        $  9.56         $  8.47
                                                -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                             0.09        0.34        0.10        0.03           0.07            0.11
 Realized and Unrealized Gains (Losses) on
  Investments                                     (2.23)      (1.07)       1.69        1.11           1.39            1.05
                                                -------     -------     -------     -------        -------         -------
 Total From Investment Operations                 (2.14)      (0.73)       1.79        1.14           1.46            1.16
                                                -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)              --       (0.40)      (0.24)      (0.16)         (0.13)          (0.07)
 Distributions (from net realized gains)          (0.03)         --          --          --             --              --
                                                -------     -------     -------     -------        -------         -------
 Total Distributions                              (0.03)      (0.40)      (0.24)      (0.16)         (0.13)          (0.07)
                                                -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                  $ 10.12     $ 12.29     $ 13.42     $ 11.87        $ 10.89         $  9.56
                                                =======     =======     =======     =======        =======         =======
Total Return(4)                                  (17.35)%     (5.60)%     15.21%      10.54%         15.33%          13.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $ 1,885     $ 1,269     $   725     $   258        $     5         $     1
Ratio of Expenses to Average Net Assets(5)         0.65%       0.65%       0.65%       0.65%          0.65%           0.40%
Ratio of Net Investment Income to Average
 Net Assets                                        1.01%       2.62%       0.79%       0.27%          0.67%           1.13%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(5)                            0.93%       0.85%       0.86%       1.37%          1.34%           0.91%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)            0.73%       2.42%       0.58%      (0.45)%        (0.02)%          0.62%
Portfolio Turnover Rate                              35%         45%         50%         18%            35%             12%
-----------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $ 12.38     $ 13.51     $ 11.92     $ 10.92        $  9.57         $  8.48
                                                -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                             0.15        0.45        0.20        0.19           0.17            0.10
 Realized and Unrealized Gains (Losses) on
  Investments                                     (2.26)      (1.12)       1.65        1.00           1.34            1.09
                                                -------     -------     -------     -------        -------         -------
 Total From Investment Operations                 (2.11)      (0.67)       1.85        1.19           1.51            1.19
                                                -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)              --       (0.46)      (0.26)      (0.19)         (0.16)          (0.10)
 Distributions (from net realized gains)          (0.03)         --          --          --             --              --
                                                -------     -------     -------     -------        -------         -------
 Total Distributions                              (0.03)      (0.46)      (0.26)      (0.19)         (0.16)          (0.10)
                                                -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                  $ 10.24     $ 12.38     $ 13.51     $ 11.92        $ 10.92         $  9.57
                                                =======     =======     =======     =======        =======         =======
Total Return(4)                                  (16.98)%     (5.17)%     15.74%      11.05%         15.87%          14.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $62,331     $74,345     $68,935     $58,515        $41,762         $27,790
Ratio of Expenses to Average Net Assets(5)         0.15%       0.15%       0.15%       0.15%          0.15%           0.15%
Ratio of Net Investment Income to Average
 Net Assets                                        1.64%       3.40%       1.51%       1.67%          1.74%           1.08%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(5)                            0.43%       0.35%       0.36%       0.72%          0.69%           0.66%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    1.36%       3.20%       1.30%       1.10%          1.20%           0.57%
Portfolio Turnover Rate                              35%         45%         50%         18%            35%             12%
-----------------------------------------------------------------------------------------------------------------------------



(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(2)Per share data calculated using average shares outstanding method.

(3)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.

(5)Expense ratios do not include expenses of the underlying funds.


                                     60
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND



                                                                                                 Fiscal period    Fiscal year
                                                                                                     ended           ended
                                                         Fiscal year ended August 31,              August 31,    September 30,
CLASS A SHARES                                   2009(1)     2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $ 11.72     $ 12.87     $ 11.57     $ 10.79        $  9.64         $  8.72
                                                 -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                              0.19        0.45        0.22        0.21           0.16            0.13
 Realized and Unrealized Gains (Losses) on
  Investments                                      (1.87)      (0.97)       1.32        0.78           1.14            0.92
                                                 -------     -------     -------     -------        -------         -------
 Total From Investment Operations                  (1.68)      (0.52)       1.54        0.99           1.30            1.05
                                                 -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)               --       (0.45)      (0.24)      (0.21)         (0.15)          (0.13)
 Distributions (from net realized gains)           (0.64)      (0.18)         --          --             --              --
                                                 -------     -------     -------     -------        -------         -------
 Total Distributions                               (0.64)      (0.63)      (0.24)      (0.21)         (0.15)          (0.13)
                                                 -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                   $  9.40     $ 11.72     $ 12.87     $ 11.57        $ 10.79         $  9.64
                                                 =======     =======     =======     =======        =======         =======
Total Return(3)                                   (13.07)%     (4.36)%     13.45%       9.25%         13.56%          12.03%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $63,942     $65,193     $67,433     $67,477        $67,968         $71,246
Ratio of Expenses to Average Net Assets(4)          0.40%       0.40%       0.40%       0.40%          0.40%           0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 2.27%       3.58%       1.76%       1.90%          1.72%           1.33%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.62%       0.56%       0.58%       0.94%          0.92%           0.89%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)             2.05%       3.42%       1.58%       1.36%          1.20%           0.84%
Portfolio Turnover Rate                               42%         42%         58%         19%            34%             12%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $ 11.53     $ 12.68     $ 11.46     $ 10.69        $  9.57         $  8.69
                                                 -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                              0.13        0.34        0.12        0.11           0.08            0.04
 Realized and Unrealized Gains (Losses) on
  Investments                                      (1.85)      (0.94)       1.30        0.79           1.14            0.93
                                                 -------     -------     -------     -------        -------         -------
 Total From Investment Operations                  (1.72)      (0.60)       1.42        0.90           1.22            0.97
                                                 -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)               --       (0.37)      (0.20)      (0.13)         (0.10)          (0.09)
 Distributions (from net realized gains)           (0.64)      (0.18)         --          --             --              --
                                                 -------     -------     -------     -------        -------         -------
 Total Distributions                               (0.64)      (0.55)      (0.20)      (0.13)         (0.10)          (0.09)
                                                 -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                   $  9.17     $ 11.53     $ 12.68     $ 11.46        $ 10.69         $  9.57
                                                 =======     =======     =======     =======        =======         =======
Total Return(3)                                   (13.66)%     (5.05)%     12.47%       8.50%         12.78%          11.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $ 7,692     $10,239     $ 9,765     $ 7,103        $ 4,225         $ 2,692
Ratio of Expenses to Average Net Assets(4)          1.15%       1.15%       1.15%       1.15%          1.15%           1.15%
Ratio of Net Investment Income to Average
 Net Assets                                         1.56%       2.77%       0.95%       1.02%          0.88%           0.41%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             1.37%       1.31%       1.33%       1.69%          1.67%           1.64%
Ratio of Net Investment Income (Loss) to
 Average Net Assets  (excluding waivers)            1.34%       2.61%       0.77%       0.48%          0.36%          (0.08)%
Portfolio Turnover Rate                               42%         42%         58%         19%            34%             12%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     61
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND   (CONTINUED)





                                                                                                  Fiscal period    Fiscal year
                                                                                                      ended           ended
                                                          Fiscal year ended August 31,              August 31,    September 30,
CLASS C SHARES                                      2009      2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $ 11.57      $12.73      $11.49      $10.73         $ 9.59          $ 8.71
                                                  -------      ------      ------      ------         ------          ------

Investment Operations:
 Net Investment Income                               0.12        0.32        0.12        0.12           0.09            0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                       (1.84)      (0.93)       1.32        0.77           1.15            0.92
                                                  -------      ------      ------      ------         ------          ------
 Total From Investment Operations                   (1.72)      (0.61)       1.44        0.89           1.24            0.97
                                                  -------      ------      ------      ------         ------          ------

Less Distributions:
 Dividends (from net investment income)                --       (0.37)      (0.20)      (0.13)         (0.10)          (0.09)
 Distributions (from net realized gains)            (0.64)      (0.18)         --          --             --              --
                                                  -------      ------      ------      ------         ------          ------
 Total Distributions                                (0.64)      (0.55)      (0.20)      (0.13)         (0.10)          (0.09)
                                                  -------      ------      ------      ------         ------          ------
Net Asset Value, End of Period                    $  9.21      $11.57      $12.73      $11.49         $10.73          $ 9.59
                                                  =======      ======      ======      ======         ======          ======
Total Return(3)                                    (13.61)%     (5.08)%     12.61%       8.35%         12.94%          11.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $12,428      $8,771      $6,304      $5,049         $3,976          $3,130
Ratio of Expenses to Average Net Assets(4)           1.15%       1.15%       1.15%       1.15%          1.15%           1.15%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  1.47%       2.60%       0.94%       1.10%          0.91%           0.56%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                              1.37%       1.31%       1.33%       1.69%          1.67%           1.64%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)              1.25%       2.44%       0.76%       0.56%          0.39%           0.07%
Portfolio Turnover Rate                                42%         42%         58%         19%            34%             12%
-------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period              $ 11.65      $12.80      $11.53      $10.76         $ 9.61          $ 8.69
                                                  -------      ------      ------      ------         ------          ------

Investment Operations:
 Net Investment Income                               0.16        0.37        0.15        0.18           0.13            0.14
 Realized and Unrealized Gains (Losses) on
  Investments                                       (1.85)      (0.92)       1.35        0.77           1.15            0.90
                                                  -------      ------      ------      ------         ------          ------
 Total From Investment Operations                   (1.69)      (0.55)       1.50        0.95           1.28            1.04
                                                  -------      ------      ------      ------         ------          ------

Less Distributions:
 Dividends (from net investment income)                --       (0.42)      (0.23)      (0.18)         (0.13)          (0.12)
 Distributions (from net realized gains)            (0.64)      (0.18)         --          --             --              --
                                                  -------      ------      ------      ------         ------          ------
 Total Distributions                                (0.64)      (0.60)      (0.23)      (0.18)         (0.13)          (0.12)
                                                  -------      ------      ------      ------         ------          ------
Net Asset Value, End of Period                    $  9.32      $11.65      $12.80      $11.53         $10.76          $ 9.61
                                                  =======      ======      ======      ======         ======          ======
Total Return(3)                                    (13.24)%     (4.58)%     13.15%       8.94%         13.41%          12.03%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $ 2,335      $1,403      $  716      $  197         $   93          $   57
Ratio of Expenses to Average Net Assets(4)           0.65%       0.65%       0.65%       0.65%          0.65%           0.40%
Ratio of Net Investment Income to Average Net
 Assets                                              1.93%       3.04%       1.21%       1.64%          1.42%           1.42%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                              0.87%       0.81%       0.83%       1.34%          1.32%           0.89%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          1.71%       2.88%       1.03%       0.95%          0.75%           0.93%
Portfolio Turnover Rate                                42%         42%         58%         19%            34%             12%
-------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.

(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


                                     62
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY GROWTH ALLOCATION FUND   (CONTINUED)





                                                                                                Fiscal period    Fiscal year
                                                                                                    ended           ended
                                                        Fiscal year ended August 31,              August 31,    September 30,
CLASS Y SHARES                                    2009      2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period            $ 11.74     $ 12.88     $ 11.58     $ 10.79        $  9.64         $  8.71
                                                -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                             0.21        0.48        0.25        0.24           0.18            0.15
 Realized and Unrealized Gains (Losses) on
  Investments                                     (1.87)      (0.96)       1.30        0.79           1.14            0.92
                                                -------     -------     -------     -------        -------         -------
 Total From Investment Operations                 (1.66)      (0.48)       1.55        1.03           1.32            1.07
                                                -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)              --       (0.48)      (0.25)      (0.24)         (0.17)          (0.14)
 Distributions (from net realized gains)          (0.64)      (0.18)         --          --             --              --
                                                -------     -------     -------     -------        -------         -------
 Total Distributions                              (0.64)      (0.66)      (0.25)      (0.24)         (0.17)          (0.14)
                                                -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                  $  9.44     $ 11.74     $ 12.88     $ 11.58        $ 10.79         $  9.64
                                                =======     =======     =======     =======        =======         =======
Total Return(3)                                  (12.86)%     (4.03)%     13.58%       9.62%         13.78%          12.34%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $75,759     $84,410     $88,341     $80,118        $60,576         $44,575
Ratio of Expenses to Average Net Assets(4)         0.15%       0.15%       0.15%       0.15%          0.15%           0.15%
Ratio of Net Investment Income to Average
 Net Assets                                        2.53%       3.80%       1.99%       2.11%          1.94%           1.57%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                            0.37%       0.31%       0.33%       0.69%          0.67%           0.64%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    2.31%       3.64%       1.81%       1.57%          1.42%           1.08%
Portfolio Turnover Rate                              42%         42%         58%         19%            34%             12%
-----------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     63
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY BALANCED ALLOCATION FUND



                                                                                                  Fiscal period    Fiscal year
                                                                                                      ended           ended
                                                        Fiscal year ended August 31,                August 31,    September 30,
CLASS A SHARES                                 2009(1)      2008(1)      2007(1)      2006(1)       2005(1,2)        2004(1)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period          $  10.48     $  11.99     $  10.96     $  10.37        $   9.44        $   8.73
                                              --------     --------     --------     --------        --------        --------

Investment Operations:
 Net Investment Income                            0.28         0.43         0.26         0.26            0.19            0.17
 Realized and Unrealized Gains (Losses)
 on Investments                                  (1.46)       (0.79)        1.00         0.58            0.91            0.71
                                              --------     --------     --------     --------        --------        --------
 Total From Investment Operations                (1.18)       (0.36)        1.26         0.84            1.10            0.88
                                              --------     --------     --------     --------        --------        --------

Less Distributions:
 Dividends (from net investment income)          (0.24)       (0.48)       (0.23)       (0.25)          (0.17)          (0.17)
 Distributions (from net realized gains)         (0.46)       (0.67)          --           --              --              --
                                              --------     --------     --------     --------        --------        --------
 Total Distributions                             (0.70)       (1.15)       (0.23)       (0.25)          (0.17)          (0.17)
                                              --------     --------     --------     --------        --------        --------
Net Asset Value, End of Period                $   8.60     $  10.48     $  11.99     $  10.96        $  10.37        $   9.44
                                              ========     ========     ========     ========        ========        ========
Total Return(3)                                  (9.87)%      (3.58)%      11.66%        8.21%          11.68%          10.09%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $156,820     $119,109     $124,565     $125,595        $137,084        $135,413
Ratio of Expenses to Average Net
 Assets(4)                                        0.40%        0.40%        0.40%        0.40%           0.40%           0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               3.57%        3.83%        2.26%        2.43%           2.07%           1.80%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                           0.48%        0.47%        0.49%        0.90%           0.90%           0.89%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)           3.49%        3.76%        2.17%        1.93%           1.57%           1.31%
Portfolio Turnover Rate                             67%          34%          64%          17%             29%             12%
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period          $  10.36     $  11.87     $  10.89     $  10.31        $   9.40        $   8.70
                                              --------     --------     --------     --------        --------        --------

Investment Operations:
 Net Investment Income                            0.22         0.34         0.17         0.17            0.12            0.09
 Realized and Unrealized Gains (Losses)
 on Investments                                  (1.44)       (0.78)        0.99         0.59            0.90            0.71
                                              --------     --------     --------     --------        --------        --------
 Total From Investment Operations                (1.22)       (0.44)        1.16         0.76            1.02            0.80
                                              --------     --------     --------     --------        --------        --------

Less Distributions:
 Dividends (from net investment income)          (0.19)       (0.40)       (0.18)       (0.18)          (0.11)          (0.10)
 Distributions (from net realized gains)         (0.46)       (0.67)          --           --              --              --
                                              --------     --------     --------     --------        --------        --------
 Total distributions                             (0.65)       (1.07)       (0.18)       (0.18)          (0.11)          (0.10)
                                              --------     --------     --------     --------        --------        --------
Net Asset Value, End of Period                $   8.49     $  10.36     $  11.87     $  10.89        $  10.31        $   9.40
                                              ========     ========     ========     ========        ========        ========
Total Return(3)                                 (10.57)%      (4.33)%      10.80%        7.42%          10.93%           9.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $ 10,374     $  9,299     $  9,017     $  6,819        $  4,206        $  2,739
Ratio of Expenses to Average Net
 Assets(4)                                        1.15%        1.15%        1.15%        1.15%           1.15%           1.15%
Ratio of Net Investment Income to Average
 Net Assets                                       2.88%        3.06%        1.44%        1.57%           1.26%           1.00%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                           1.23%        1.22%        1.24%        1.65%           1.65%           1.64%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                   2.80%        2.99%        1.35%        1.07%           0.76%           0.51%
Portfolio Turnover Rate                             67%          34%          64%          17%             29%             12%
-------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     64
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY BALANCED ALLOCATION FUND  (CONTINUED)





                                                                                                   Fiscal period    Fiscal year
                                                                                                       ended           ended
                                                          Fiscal year ended August 31,               August 31,    September 30,
CLASS C SHARES                                     2009      2008(1)     2007(1)       2006(1)       2005(1,2)        2004(1)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $ 10.38     $ 11.88      $10.90        $10.32         $ 9.41          $ 8.70
                                                 -------     -------      ------        ------         ------          ------

Investment Operations:
 Net Investment Income                              0.23        0.33        0.17          0.17           0.12            0.09
 Realized and Unrealized Gains (Losses) on
  Investments                                      (1.46)      (0.76)       1.00          0.59           0.90            0.72
                                                 -------     -------      ------        ------         ------          ------
 Total From Investment Operations                  (1.23)      (0.43)       1.17          0.76           1.02            0.81
                                                 -------     -------      ------        ------         ------          ------

Less Distributions:
 Dividends (from net investment income)            (0.19)      (0.40)      (0.19)        (0.18)         (0.11)          (0.10)
 Distributions (from net realized gains)           (0.46)      (0.67)         --            --             --              --
                                                 -------     -------      ------        ------         ------          ------
 Total Distributions                               (0.65)      (1.07)      (0.19)        (0.18)         (0.11)          (0.10)
                                                 -------     -------      ------        ------         ------          ------
Net Asset Value, End of Period                   $  8.50     $ 10.38      $11.88        $10.90         $10.32          $ 9.41
                                                 =======     =======      ======        ======         ======          ======
Total Return(3)                                   (10.62)%     (4.22)%     10.80%         7.39%         10.89%           9.28%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $12,754     $10,090      $6,910        $5,454         $3,576          $3,342
Ratio of Expenses to Average Net Assets(4)          1.15%       1.15%       1.15%         1.15%          1.15%           1.15%
Ratio of Net Investment Income to Average
 Net Assets                                         2.95%       2.98%       1.46%         1.56%          1.30%           1.01%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             1.23%       1.22%       1.24%         1.65%          1.65%           1.64%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     2.87%       2.91%       1.37%         1.06%          0.80%           0.52%
Portfolio Turnover Rate                               67%         34%         64%           17%            29%             12%
--------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $ 10.40     $ 11.91      $10.91        $10.33         $ 9.41          $ 8.70
                                                 -------     -------      ------        ------         ------          ------

Investment Operations:
 Net Investment Income                              0.25        0.39        0.20          0.19           0.12            0.18
 Realized and Unrealized Gains (Losses) on
  Investments                                      (1.44)      (0.77)       1.02          0.63           0.96            0.68
                                                 -------     -------      ------        ------         ------          ------
 Total From Investment Operations                  (1.19)      (0.38)       1.22          0.82           1.08            0.86
                                                 -------     -------      ------        ------         ------          ------

Less Distributions:
 Dividends (from net investment income)            (0.23)      (0.46)      (0.22)        (0.24)         (0.16)          (0.15)
 Distributions (from net realized gains)           (0.46)      (0.67)         --            --             --              --
                                                 -------     -------      ------        ------         ------          ------
 Total Distributions                               (0.69)      (1.13)      (0.22)        (0.24)         (0.16)          (0.15)
                                                 -------     -------      ------        ------         ------          ------
Net Asset Value, End of Period                   $  8.52     $ 10.40      $11.91        $10.91         $10.33          $ 9.41
                                                 =======     =======      ======        ======         ======          ======
Total Return(3)                                   (10.17)%     (3.81)%     11.27%         8.00%         11.52%           9.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $ 1,640     $ 1,193      $  801        $  148         $   22          $    1
Ratio of Expenses to Average Net Assets(4)          0.65%       0.65%       0.65%         0.65%          0.65%           0.40%
Ratio of Net Investment Income to Average
 Net Assets                                         3.24%       3.47%       1.69%         1.76%          1.31%           1.91%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.73%       0.72%       0.74%         1.30%          1.30%           0.89%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     3.16%       3.40%       1.60%         1.11%          0.66%           1.42%
Portfolio Turnover Rate                               67%         34%         64%           17%            29%             12%
--------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.
(4)Expense ratios do not include expenses of the underlying funds.
(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


                                     65
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY BALANCED ALLOCATION FUND  (CONTINUED)





                                                                                                  Fiscal period    Fiscal year
                                                                                                      ended           ended
                                                        Fiscal year ended August 31,                August 31,    September 30,
CLASS Y SHARES                                  2008        2008(1)      2007(1)      2006(1)       2005(1,2)        2004(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  10.46     $  11.96     $  10.94     $  10.36        $   9.42        $  8.71
                                              --------     --------     --------     --------        --------        -------

Investment Operations:
 Net Investment Income                            0.30         0.46         0.28         0.28            0.21           0.19
 Realized and Unrealized Gains (Losses)
  on Investments                                 (1.47)       (0.78)        1.00         0.58            0.91           0.71
                                              --------     --------     --------     --------        --------        -------
 Total From Investment Operations                (1.17)       (0.32)        1.28         0.86            1.12           0.90
                                              --------     --------     --------     --------        --------        -------

Less Distributions:
 Dividends (from net investment income)          (0.26)       (0.51)       (0.26)       (0.28)          (0.18)         (0.19)
 Distributions (from net realized gains)         (0.46)       (0.67)          --           --              --             --
                                              --------     --------     --------     --------        --------        -------
 Total Distributions                             (0.72)       (1.18)       (0.26)       (0.28)          (0.18)         (0.19)
                                              --------     --------     --------     --------        --------        -------
Net Asset Value, End of Period                $   8.57     $  10.46     $  11.96     $  10.94        $  10.36        $  9.42
                                              ========     ========     ========     ========        ========        =======
Total Return(3)                                  (9.77)%      (3.26)%      11.87%        8.40%          12.02%         10.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $191,272     $154,485     $166,619     $138,208        $104,248        $95,664
Ratio of Expenses to Average Net
 Assets(4)                                        0.15%        0.15%        0.15%        0.15%           0.15%          0.15%
Ratio of Net Investment Income to Average
 Net Assets                                       3.81%        4.07%        2.44%        2.58%           2.33%          2.05%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                           0.23%        0.22%        0.24%        0.65%           0.65%          0.64%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                   3.73%        4.00%        2.35%        2.08%           1.83%          1.56%
Portfolio Turnover Rate                             67%          34%          64%          17%             29%            12%
-------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     66
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY CONSERVATIVE ALLOCATION FUND



                                                                                                 Fiscal period    Fiscal year
                                                                                                     ended           ended
                                                         Fiscal year ended August 31,              August 31,    September 30,
CLASS A SHARES                                   2009(1)     2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $ 10.68     $ 11.73     $ 11.40     $ 11.25        $ 10.67         $ 10.29
                                                 -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                              0.42        0.48        0.37        0.40           0.28            0.31
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.74)      (0.60)       0.51        0.14           0.53            0.38
                                                 -------     -------     -------     -------        -------         -------
 Total From Investment Operations                  (0.32)      (0.12)       0.88        0.54           0.81            0.69
                                                 -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)            (0.46)      (0.57)      (0.34)      (0.39)         (0.23)          (0.31)
 Distributions (from net realized gains)           (0.25)      (0.36)      (0.21)         --             --              --
 Distributions (from return of capital)            (0.01)         --          --          --             --              --
                                                 -------     -------     -------     -------        -------         -------
 Total Distributions                               (0.72)      (0.93)      (0.55)      (0.39)         (0.23)          (0.31)
                                                 -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                   $  9.64     $ 10.68     $ 11.73     $ 11.40        $ 11.25         $ 10.67
                                                 =======     =======     =======     =======        =======         =======
Total Return(3)                                    (1.76)%     (1.27)%      7.89%       4.97%          7.65%           6.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $34,653     $30,926     $30,580     $30,250        $31,158         $28,997
Ratio of Expenses to Average Net Assets(4)          0.40%       0.40%       0.40%       0.40%          0.40%           0.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 4.73%       4.22%       3.20%       3.56%          2.81%           2.92%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.79%       0.73%       0.77%       1.00%          0.95%           0.91%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)             4.34%       3.89%       2.83%       2.96%          2.26%           2.41%
Portfolio Turnover Rate                               63%         20%         71%         23%            33%             17%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of Period             $ 10.61     $ 11.66     $ 11.34     $ 11.20        $ 10.63         $ 10.26
                                                 -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                              0.35        0.40        0.28        0.31           0.21            0.24
 Realized and Unrealized Gains (Losses) on
 Investments                                       (0.73)      (0.61)       0.51        0.14           0.53            0.37
                                                 -------     -------     -------     -------        -------         -------
 Total From Investment Operations                  (0.38)      (0.21)       0.79        0.45           0.74            0.61
                                                 -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)            (0.39)      (0.48)      (0.26)      (0.31)         (0.17)          (0.24)
 Distributions (from net realized gains)           (0.25)      (0.36)      (0.21)         --             --              --
 Distributions (from return of capital)            (0.01)         --          --          --             --              --
                                                 -------     -------     -------     -------        -------         -------
 Total Distributions                               (0.65)      (0.84)      (0.47)      (0.31)         (0.17)          (0.24)
                                                 -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                   $  9.58     $ 10.61     $ 11.66     $ 11.34        $ 11.20         $ 10.63
                                                 =======     =======     =======     =======        =======         =======
Total Return(3)                                    (2.52)%     (2.01)%      7.07%       4.14%          6.99%           5.94%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $ 5,322     $ 4,301     $ 4,131     $ 3,624        $ 2,910         $ 2,545
Ratio of Expenses to Average Net Assets(4)          1.15%       1.15%       1.15%       1.15%          1.15%           1.15%
Ratio of Net Investment Income to Average
 Net Assets                                         3.96%       3.49%       2.44%       2.80%          2.04%           2.23%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             1.54%       1.48%       1.52%       1.75%          1.70%           1.66%
Ratio of Net Investment Income to Average
 Net Assets
 (excluding waivers)                                3.57%       3.16%       2.07%       2.20%          1.49%           1.72%
Portfolio Turnover Rate                               63%         20%         71%         23%            33%             17%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     67
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY CONSERVATIVE ALLOCATION FUND   (CONTINUED)





                                                                                    Fiscal period    Fiscal year
                                                                                        ended           ended
                                           Fiscal year ended August 31,               August 31,    September 30,
CLASS C SHARES                     2009(1)     2008(1)     2007(1)      2006(1)       2005(1,2)        2004(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $10.63      $11.68      $11.36       $11.22         $10.66          $10.28
                                    ------      ------      ------       ------         ------          ------

Investment Operations:
 Net Investment Income                0.33        0.39        0.28         0.31           0.21            0.23
 Realized and Unrealized
  Gains (Losses) on
  Investments                        (0.71)      (0.59)       0.51         0.15           0.52            0.38
                                    ------      ------      ------       ------         ------          ------
 Total From Investment
  Operations                         (0.38)      (0.20)       0.79         0.46           0.73            0.61
                                    ------      ------      ------       ------         ------          ------

Less Distributions:
 Dividends (from net
  investment income)                 (0.40)      (0.49)      (0.26)       (0.32)         (0.17)          (0.23)
 Distributions (from net
  realized gains)                    (0.25)      (0.36)      (0.21)          --             --              --
 Distributions (from return
  of capital)                        (0.01)         --          --           --             --              --
                                    ------      ------      ------       ------         ------          ------
 Total Distributions                 (0.66)      (0.85)      (0.47)       (0.32)         (0.17)          (0.23)
                                    ------      ------      ------       ------         ------          ------
Net Asset Value, End of Period      $ 9.59      $10.63      $11.68       $11.36         $11.22          $10.66
                                    ======      ======      ======       ======         ======          ======
Total Return(3)                      (2.51)%     (1.99)%      7.05%        4.17%          6.86%           5.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                              $8,642      $3,558      $2,914       $2,175         $1,445          $1,388
Ratio of Expenses to Average
 Net Assets(4)                        1.15%       1.15%       1.15%        1.15%          1.15%           1.15%
Ratio of Net Investment Income
 to Average Net Assets                3.79%       3.48%       2.43%        2.74%          2.04%           2.14%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                          1.54%       1.48%       1.52%        1.75%          1.70%           1.66%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                  3.40%       3.15%       2.06%        2.14%          1.49%           1.63%
Portfolio Turnover Rate                 63%         20%         71%          23%            33%             17%
-----------------------------------------------------------------------------------------------------------------

CLASS R SHARES(5)
-----------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Net Asset Value, Beginning of
 Period                             $10.66      $11.71      $11.39       $11.25         $10.69          $10.29
                                    ------      ------      ------       ------         ------          ------

Investment Operations:
 Net Investment Income                0.40        0.46        0.34         0.29           0.26            0.31
 Realized and Unrealized
  Gains (Losses) on
  Investments                        (0.74)      (0.61)       0.51         0.22           0.52            0.37
                                    ------      ------      ------       ------         ------          ------
 Total From Investment
  Operations                         (0.34)      (0.15)       0.85         0.51           0.78            0.68
                                    ------      ------      ------       ------         ------          ------

Less Distributions:
 Dividends (from net
  investment income)                 (0.44)      (0.54)      (0.32)       (0.37)         (0.22)          (0.28)
 Distributions (from net
  realized gains)                    (0.25)      (0.36)      (0.21)          --             --              --
 Distributions (from return
  of capital)                        (0.01)         --          --           --             --              --
                                    ------      ------      ------       ------         ------          ------
 Total Distributions                 (0.70)      (0.90)      (0.53)       (0.37)         (0.22)          (0.28)
                                    ------      ------      ------       ------         ------          ------
Net Asset Value, End of Period      $ 9.62      $10.66      $11.71       $11.39         $11.25          $10.69
                                    ======      ======      ======       ======         ======          ======
Total Return(3)                      (2.05)%     (1.50)%      7.63%        4.67%          7.35%           6.64%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                              $  760      $  798      $  706       $  250         $    9          $    1
Ratio of Expenses to Average
 Net Assets(4)                        0.65%       0.65%       0.65%        0.65%          0.65%           0.40%
Ratio of Net Investment Income
 to Average Net Assets                4.52%       4.02%       2.91%        2.58%          2.60%           2.95%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)(4)                          1.04%       0.98%       1.02%        1.40%          1.35%           0.91%
Ratio of Net Investment Income
 to Average Net Assets
 (excluding waivers)                  4.13%       3.69%       2.54%        1.83%          1.90%           2.44%
Portfolio Turnover Rate                 63%         20%         71%          23%            33%             17%
-----------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.

(5)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


                                     68
                  PROSPECTUS - First American Asset Allocation Funds

Additional Information
Financial Highlights CONTINUED


STRATEGY CONSERVATIVE ALLOCATION FUND   (CONTINUED)





                                                                                                 Fiscal period    Fiscal year
                                                                                                     ended           ended
                                                         Fiscal year ended August 31,              August 31,    September 30,
CLASS Y SHARES                                     2009      2008(1)     2007(1)     2006(1)       2005(1,2)        2004(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $ 10.68     $ 11.73     $ 11.40     $ 11.25        $ 10.67         $ 10.29
                                                 -------     -------     -------     -------        -------         -------

Investment Operations:
 Net Investment Income                              0.44        0.51        0.39        0.42           0.31            0.34
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.73)      (0.60)       0.52        0.15           0.52            0.38
                                                 -------     -------     -------     -------        -------         -------
Total From Investment Operations                   (0.29)      (0.09)       0.91        0.57           0.83            0.72
                                                 -------     -------     -------     -------        -------         -------

Less Distributions:
 Dividends (from net investment income)            (0.49)      (0.60)      (0.37)      (0.42)         (0.25)          (0.34)
 Distributions (from net realized gains)           (0.25)      (0.36)      (0.21)         --             --              --
 Distributions (from return of capital)            (0.01)         --          --          --             --              --
                                                 -------     -------     -------     -------        -------         -------
 Total Distributions                               (0.75)      (0.96)      (0.58)      (0.42)         (0.25)          (0.34)
                                                 -------     -------     -------     -------        -------         -------
Net Asset Value, End of Period                   $  9.64     $ 10.68     $ 11.73     $ 11.40        $ 11.25         $ 10.67
                                                 =======     =======     =======     =======        =======         =======
Total Return(3)                                    (1.47)%     (1.02)%      8.17%       5.23%          7.85%           7.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $37,618     $37,364     $38,470     $61,008        $55,293         $49,192
Ratio of Expenses to Average Net Assets(4)          0.15%       0.15%       0.15%       0.15%          0.15%           0.15%
Ratio of Net Investment Income to Average
 Net Assets                                         5.03%       4.49%       3.37%       3.79%          3.06%           3.17%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(4)                             0.54%       0.48%       0.52%       0.75%          0.70%           0.66%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     4.64%       4.16%       3.00%       3.19%          2.51%           2.66%
Portfolio Turnover Rate                               63%         20%         71%         23%            33%             17%
------------------------------------------------------------------------------------------------------------------------------



(1)Per share data calculated using average shares outstanding method.

(2)For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund's fiscal year end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                                     69
                  PROSPECTUS - First American Asset Allocation Funds

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:
- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.
- American Strategic Income Portfolio Inc. -- II
- American Strategic Income Portfolio Inc. -- III

- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
                     THIS PAGE IS NOT PART OF THE PROSPECTUS

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330


--------------------------------------------------------------------------------

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION


More information about the First American funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:


ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-07687                                       PROASSET 12/09

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 11, 2009

                   STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND
                         STRATEGY GROWTH ALLOCATION FUND
                        STRATEGY BALANCED ALLOCATION FUND
                      STRATEGY CONSERVATIVE ALLOCATION FUND

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated December 11, 2009. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2009 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the Funds' Prospectus. To obtain copies of the Prospectus or the Funds' Annual Report at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION .....................................................      1
INVESTMENT RESTRICTIONS OF THE FUNDS ....................................      2
ADDITIONAL INFORMATION CONCERNING INVESTMENTS BY THE FUNDS AND THE
   UNDERLYING FUNDS .....................................................      3
   Asset-Backed Securities ..............................................      3
   Asset Coverage Requirements ..........................................      4
   Collateralized Debt Obligations ......................................      4
   Commercial Paper and Rule 144A Securities ............................      5
   Convertible Securities ...............................................      5
   Corporate Debt Securities ............................................      5
   Credit Enhancement Agreements ........................................      5
   Debt Obligations Rated Less Than Investment Grade ....................      6
   Derivatives ..........................................................      6
   Dollar Rolls .........................................................     15
   Exchange-Traded Notes ................................................     15
   Equity Securities - Fixed Income Funds ...............................     16
   Fixed Income Securities - Equity Funds ...............................     16
   Foreign Securities ...................................................     17
   Funding Agreements ...................................................     19
   Guaranteed Investment Contracts ......................................     19
   Index Participations and Index Participation Contracts ...............     19
   Inflation Protected Securities .......................................     19
   Lending of Portfolio Securities ......................................     20
   Letters of Credit ....................................................     21
   Loan Participations ..................................................     21
   Mortgage-Backed Securities ...........................................     21
   Municipal Bonds and Other Municipal Obligations ......................     24
   Obligations of Banks and Other Financial Services Companies ..........     26
   Other Investment Companies ...........................................     26
   Participation Interests ..............................................     27
   Payment-In-Kind Debentures and Delayed Interest Securities ...........     27
   Preferred Stock ......................................................     27
   Put Options ..........................................................     27
   Real Estate Investment Trust ("REIT") Securities .....................     28
   Repurchase Agreements ................................................     28
   Royalty Trusts .......................................................     29
   Short-Term Temporary Investments .....................................     29
   Trust Preferred Securities ...........................................     30
   U.S. Government Securities ...........................................     30
   Variable, Floating, and Fixed Rate Obligations .......................     31
   When-Issued and Delayed Delivery Transactions ........................     31
   Zero Coupon and Step Coupon Securities ...............................     32
INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS .........................     32
   Restrictions Applicable to the Underlying Funds Other Than Prime
      Obligations Fund ..................................................     32
   Restrictions Applicable to Prime Obligations Fund ....................     34
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     36
   Public Disclosure ....................................................     36
   Nonpublic Disclosure .................................................     36

                                                                            PAGE
                                                                            ----
DIRECTORS AND EXECUTIVE OFFICERS ........................................     38
   Independent Directors ................................................     38
   Executive Officers ...................................................     40
   Standing Committees of the Board of Directors ........................     41
   Fund Shares Owned by the Directors ...................................     43
   Compensation .........................................................     43
   Sales Loads ..........................................................     44
CODE OF ETHICS ..........................................................     44
PROXY VOTING POLICIES ...................................................     44
INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS ....................     45
   Investment Advisor ...................................................     45
   Additional Payments to Financial Intermediaries ......................     46
   Administrator ........................................................     49
   Transfer Agent .......................................................     49
   Distributor ..........................................................     50
   Custodian and Independent Registered Public Accounting Firm ..........     53
INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS ...................     53
   Investment Advisor for the Underlying Funds ..........................     53
   Sub-Advisors for International Funds .................................     54
PORTFOLIO MANAGERS ......................................................     55
   Other Accounts Managed ...............................................     55
   Compensation .........................................................     55
   Ownership of Fund Shares .............................................     56
PORTFOLIO TRANSATIONS AND ALLOCATION OF BROKERAGE .......................     56
CAPITAL STOCK ...........................................................     57
NET ASSET VALUE AND PUBLIC OFFERING PRICE ...............................     62
TAXATION ................................................................     62
ADDITIONAL INFORMATION ABOUT CERTAIN SHAREHOLDER SERVICES ...............     63
   Reducing Class A Sales Charges .......................................     63
   Sales of Class A Shares at Net Asset Value ...........................     64
   Class A Shares Reinvestment Right ....................................     64
   Redeeming Shares by Telephone ........................................     64
   Redeeming Shares by Mail .............................................     65
   Receipt of Orders by Financial Intermediaries ........................     66
   Redemptions Before Purchase Instruments Clear ........................     66
   Research Requests ....................................................     66
FINANCIAL STATEMENTS ....................................................     66
APPENDIX A - RATINGS ....................................................    A-1
APPENDIX B - PROXY VOTING POLICES AND PROCEDURES ........................    B-1

                               GENERAL INFORMATION

     First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information ("SAI") relates are named on the cover hereof. These series are referred to in this SAI as the "Funds." Each of the Funds is an open-end diversified investment company.

     As described in the Funds' Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment advisor, FAF Advisors, Inc. (the "Advisor"). These other mutual funds include: Equity Income Fund, Equity Index Fund, Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Select Fund, Mid Cap Value Fund, Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, Quantitative Large Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, Small Cap Value Fund, and Real Estate Securities Fund, referred to herein and in the Prospectus collectively as the "Equity Funds"; Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund referred to herein and in the Prospectus collectively as the "Fixed Income Funds"; and Prime Obligations Fund. The Equity Funds and Fixed Income Funds are each series of First American Investment Funds, Inc., and Prime Obligations Fund is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectus collectively as the "Underlying Funds." Quantitative Large Cap Core Fund, Quantitative Large Cap Growth Fund, and Quantitative Large Cap Value Fund are referred to herein collectively as the "Quantitative Funds," and Equity Index, Mid Cap Index, and Small Cap Index are referred to herein collectively as the "Index Funds."

     Shareholders may purchase shares of each Fund through four separate classes, Class A, Class C, Class R, and Class Y. Prior to July 1, 2008, shareholders were allowed to purchase Class B shares of each Fund. No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the Funds, except through permitted exchanges. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B, and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

     The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

     This SAI may also refer to affiliated investment companies, including:
First American Funds, Inc. ("FAF"); First American Investment Funds, Inc. ("FAIF"); Mount Vernon Securities Lending Trust (the "Mount Vernon Trust"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Income Fund, Inc., and First American Minnesota Municipal Income Fund II, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

                      INVESTMENT RESTRICTIONS OF THE FUNDS

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

     The Funds:

     1. Will concentrate their investments in other investment companies, but will not concentrate their investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. Will not purchase physical commodities or contracts relating to physical commodities.

     4. Will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     5. Will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     6. Will not make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the present interpretation by the Securities and Exchange Commission ("SEC"), a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, no Fund is permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by any Fund to an unaffiliated party. However, when a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FASF's board of directors (the "Board") without shareholder vote. None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

     The principal investment strategies of the Funds and the Underlying Funds are set forth in such Funds' prospectus. Additional information concerning such principal investment strategies and other investment strategies that may be made by the Funds and the Underlying Funds is set forth under this caption. The Funds and Underlying Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's and Underlying Fund's investment objective. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

     If a percentage limitation on investments by an Underlying Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. An Underlying Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

     References in this section to the Advisor also apply, to the extent applicable, to any sub-advisor to an Underlying Fund.

ASSET-BACKED SECURITIES

     The Fixed Income Funds, other than High Income Bond Fund, may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. Prime Obligations Fund may also invest in asset-backed commercial paper as described below under "- Commercial Paper and Rule 144A Securities." Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization.

Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

ASSET COVERAGE REQUIREMENTS

     To the extent required by Securities and Exchange Commission ("SEC") guidelines, a Fund or Underlying Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund's or Underlying Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds or Underlying Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund's or Underlying Fund's books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

COLLATERALIZED DEBT OBLIGATIONS

Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may invest in Collateralized Debt Obligations ("CDOs") as a principal investment strategy. High Income Bond Fund, Inflation Protected Securities Fund, and Intermediate Government Bond Fund may invest in such securities as a non-principal investment strategy. Similar to CMOs described below under "--Mortgage-Backed Securities," CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

COMMERCIAL PAPER AND RULE 144A SECURITIES

     The securities in which Prime Obligations Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Prime Obligations Fund may also purchase asset-backed commercial paper ("ABCP"), which is a form of commercial paper that is backed by assets such as real estate, trade receivables, credit card loans, auto loans and other commercial assets. ABCP is typically sponsored by a commercial bank or other financial institution. Such securities, if they meet the criteria for liquidity established by the board of directors, will be considered liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the 10% limitation applicable to investments in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in Prime Obligations Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

CONVERTIBLE SECURITIES

     Equity Income Fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks as a principal investment strategy. The other Equity Funds and the Fixed Income Funds may invest in such securities as a non-principal investment strategy. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Fixed Income Funds as soon as practicable in an orderly manner (except that the Fixed Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

CORPORATE DEBT SECURITIES

     The Fixed Income Funds, other than U.S. Government Mortgage Fund, and Equity Income Fund may invest in corporate debt securities as a principal investment strategy. U.S. Government Mortgage Fund and each other Equity Fund may invest in such securities as a non-principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

CREDIT ENHANCEMENT AGREEMENTS

     Prime Obligations Fund, as a non-principal investment strategy, may separately arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on such Underlying Fund's investment securities. Although each investment security, at the time it is purchased, must meet the Underlying Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when the Advisor, through yield and credit analysis, deems that credit enhancement of certain securities is advisable. As a non-fundamental policy, under normal market conditions, Prime Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of such Underlying Fund's total assets.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and the Equity Funds may invest in both investment grade and non-investment grade debt obligations as principal investment strategies. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Fixed Income Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. The Equity Funds and Inflation Protected Securities Fund may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Advisor. Core Bond Fund, Short Term Bond Fund, and Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC, CCC or Caa, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC or Caa, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that such Underlying Fund may invest in bonds in default).

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of an Underlying Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

DERIVATIVES

     Each Fund and Underlying Fund (other than Prime Obligations Fund) may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds and Underlying Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

     The Funds and Underlying Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund or Underlying
Fund), to manage the effective duration of a Fund's or Underlying Fund's portfolio, or for other purposes related to the management of the Funds or Underlying Funds. Derivatives permit a Fund or Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund or Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund's or Underlying Fund's performance.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund or Underlying Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's or Underlying Fund's return or result in a loss. A Fund or Underlying Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund's or Underlying Fund's other investments, or if the Fund or Underlying Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency's balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund's or Underlying Fund's initial investment in the derivative. As discussed above under "--Asset Coverage Requirements," a Fund or Underlying Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to "cover" the Fund's or Underlying Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund or Underlying Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund or Underlying Fund is permitted to set aside liquid assets in an amount equal to the Fund's or Underlying Fund's daily mark-to-market net obligation (i.e., the Fund's or Underlying Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund or Underlying Fund may employ leverage to a greater extent than if the Fund or Underlying Fund were required to segregate assets equal to the full notional value of such contracts.

     Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

     The particular derivative instruments the Funds and Underlying Funds can use are described below. A Fund's or Underlying Fund's portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund or Underlying Fund will succeed. The Funds and Underlying Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund's or Underlying Fund's investment objective and are permissible under applicable regulations governing the Fund or Underlying Fund.

     FUTURES AND OPTIONS ON FUTURES

     The Funds and Underlying Funds (other than Prime Obligations Fund) may engage in futures transactions as a principal investment strategy. The Funds and such Underlying Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices (but only with respect to Inflation Protected Securities
Fund), (5) foreign currencies (but only with respect to the Funds, the Equity Funds, Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund), (6) stock indices, and (7) individual stocks. The Funds and such Underlying Funds also may buy and write options on the futures contracts in which they may invest ("futures options") and may write straddles, which consist of a call and a put option on the same futures contract. The Funds and such Underlying Funds will only write options and straddles which are "covered." This means that, when writing a call option, a Fund or Underlying Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund or Underlying Fund must own an option to purchase the same futures contract having an exercise price that is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. When writing a put option, the Fund or Underlying Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's or Underlying Fund's immediate obligations. A Fund or Underlying Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund or Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." The Funds and such Underlying Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a "financial instrument") for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

     Unlike when a Fund or Underlying Fund purchases or sells a security, no price is paid or received by a Fund or Underlying Fund upon the purchase or sale of a futures contract. Initially, a Fund or Underlying Fund will be required to deposit with the futures broker, known as a futures commission merchant ("FCM"), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund or Underlying Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund or Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund or Underlying Fund, and the Fund or Underlying Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund or Underlying Fund, the Fund or Underlying Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund or Underlying Fund. Futures transactions also involve brokerage costs and the Fund or Underlying Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See "--Asset Coverage Requirements" above.

     A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under "--Options Transactions").

     Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FASF and FAIF, on behalf of each of their respective series, have claimed such an exclusion. Thus, each Fund and Underlying Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund or Underlying Fund may enter into futures transactions. See "Taxation."

     Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

     If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

     Successful use of futures by the Funds and Underlying Funds also is subject to the Advisor's ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     There can be no assurance that a liquid market will exist at a time when a Fund or Underlying Fund seeks to close out a futures or a futures option position, and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts into which Inflation Protected Securities Fund may enter.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while Inflation Protected Securities Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for Inflation Protected Securities

Fund to reinvest the proceeds of a maturing contract in a new futures contract, such Underlying Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

     FORWARD CURRENCY CONTRACTS AND OTHER FOREIGN CURRENCY TRANSACTIONS

     The Funds, the Equity Funds (other than the Quantitative Funds and Index Funds), Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds and Underlying Funds are subject to the credit and performance risk of the counterparties to such contracts.

     The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds and such Underlying Funds. These Funds and Underlying Funds also may use currency futures contracts and options thereon (see "--Futures and Options on Futures" above), put and call options on foreign currencies (see "--Options Transactions" below) and currency swaps (see "--Swap Transactions" below) for the same purposes.

     Transaction Hedges. When a Fund or Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund or Underlying Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund or Underlying Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a "transaction hedge." A transaction hedge will protect a Fund or Underlying Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund or Underlying Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Advisor. This strategy is sometimes referred to as "anticipatory hedging."

     Position Hedges. A Fund or Underlying Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a "position hedge." When a Fund or Underlying Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's or Underlying Fund's portfolio securities denominated in that foreign currency. When a Fund or Underlying Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund or Underlying Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund or Underlying Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund or Underlying Fund are denominated. This is referred to as a "cross hedge."

     Shifting Currency Exposure. A Fund or Underlying Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund or Underlying Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

     Risks Associated with Forward Currency Transactions. The Advisor's decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, a Fund or Underlying Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund or Underlying Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund or Underlying Fund from favorable changes in exchange rates.

     OPTIONS TRANSACTIONS

     To the extent set forth below, the Funds and Underlying Funds may purchase put and call options on specific securities (including groups or "baskets" of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, the Funds, the Equity Funds, and Inflation Protected Securities Fund may write put and call options on such financial instruments. Options on futures contracts are discussed above under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, the Funds, the Equity Funds (other than the Index Funds), and the Fixed Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     A Fund or Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund or Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund or Underlying Fund may purchase call options to protect against an increase in the price of securities that the Fund or Underlying Fund anticipates purchasing in the future, a practice sometimes referred to as "anticipatory hedging." The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund or Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Interest Rates and Indices. As principal investment strategies, the Funds, the Equity Funds, and the Fixed Income Funds (other than Intermediate Government Bond Fund) may purchase put and call options on interest rates and on stock and bond indices. Inflation Protected Securities Fund also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

     Options on Currencies. The Funds, the Equity Funds (other than the Quantitative Funds and the Index Funds), Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund and Total Return Bond Fund may purchase put and call options on foreign currencies as a principal investment strategy. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund or Underlying Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund or Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's or Underlying Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund or Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund or Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund or Underlying Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

     Writing Options. The Funds, the Equity Funds, and Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Funds and Underlying Funds receive a premium from writing options which it retains whether or not the option is exercised. The Funds and Underlying Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

     The Funds, the Equity Funds, and Inflation Protected Securities Fund will write options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund or such Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund or Underlying Fund. For a call option on an index or currency, the option is covered if the Fund or Underlying Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund or Underlying Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund or Underlying Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund or Underlying Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's or Underlying Fund's immediate obligations. The Fund or Underlying Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund or Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by a Fund or Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund or Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund or Underlying Fund desires.

     A Fund or Underlying Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund or Underlying Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital gain or, if it is less, the Fund or Underlying Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     When a Fund or Underlying Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund or Underlying Fund seeks to close out an option position. If a Fund or Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund or Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if restrictions on exercise were imposed, a Fund or Underlying Fund might be unable to exercise an option it had purchased.

     With respect to options written by the Funds, the Equity Funds, and Inflation Protected Securities Fund, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     SWAP TRANSACTIONS

     The Fixed Income Funds (other than Intermediate Government Bond Fund) may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars as a principal investment strategy. Such Underlying Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps. The Funds may enter into interest rate caps, collars, and floors as a principal investment strategy.

     Such Fixed Income Funds may enter into swap transactions for any purpose consistent with their respective investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities an Underlying Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. An Underlying Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor. See "--Asset Coverage Requirements" above.

     Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund or Underlying Fund against interest rate movements exceeding given minimum or maximum levels.

     Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

     Total Return Swaps. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fixed Income Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

     Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fixed Income Fund may enter into credit default swap agreements either as a buyer or a seller. Such Underlying Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a "short" position in individual bonds or market segments which it does not own. Such Underlying Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

     As the buyer of protection in a credit default swap, a Fixed Income Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to such Underlying Fund. Thus, the cost to the Underlying Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Underlying Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Underlying Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

     If a Fixed Income Fund is a seller of protection in a credit default swap and no credit event occurs, such Underlying Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Underlying Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Underlying Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Underlying Fund is subject to investment exposure on the notional amount of the swap. Thus, the Underlying Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under "--Risks Associated with Swap Transactions."

     Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fixed Income Funds may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, an Underlying Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

     Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of an Underlying Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, an Underlying Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Underlying Fund is subject to investment exposure on the notional amount of the swap. A Fund or Underlying Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund or Underlying Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund or Underlying Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund or Underlying Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund's or Underlying Fund's ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

DOLLAR ROLLS

     The Fixed Income Funds may enter into mortgage "dollar rolls" in which such Underlying Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Total Return Bond Fund may do so as a principal investment strategy. During the period between the sale and repurchase (the "roll period"), an Underlying Fund forgoes principal and interest paid on the mortgage-backed securities. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of an Underlying Fund will be less than what the performance would have been without the use of the mortgage dollar roll. An Underlying Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

EXCHANGE-TRADED NOTES

     The Equity Funds may invest in exchange-traded notes ("ETNs") as a non-principal investment strategy. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange-traded funds (ETFs), which are described below under "--Other Investment Companies." An ETN's returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

EQUITY SECURITIES - FIXED INCOME FUNDS

     As non-principal investment strategies, High Income Bond Fund and Total Return Bond Fund may generally invest in equity securities and each other Fixed Income Fund may invest in certain equity securities, as described below. Certain Fixed Income Funds may also invest in convertible securities, as described above under "--Convertible Securities," and in preferred stock, as described below under "--Preferred Stock."

     Common Stock and Partnership Units. As a non-principal investment strategy, High Income Bond Fund and Total Return Bond Fund may invest in common stock and master limited partnership (MLP) and other partnership units. The Advisor anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Underlying Fund invests may underperform the market or may not pay dividends as anticipated.

     A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

     An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FIXED INCOME SECURITIES -- EQUITY FUNDS

     The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described below under "--Short-Term Investments" or as otherwise described under "Additional Information Concerning Investments of the Funds and the Underlying Funds." Equity Income Fund may invest in these securities as a principal investment strategy and the other Equity Funds may do so as a non-principal investment strategy. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

     In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "--Debt Obligations Rated Less Than Investment Grade."

     The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

     General. The Equity Funds (other than the Index Funds), the Fixed Income Funds (other than Intermediate Government Bond Fund and U.S. Government Mortgage
Fund), and Prime Obligations Fund may invest in foreign securities as a principal investment strategy. Each such Underlying Fund may invest in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, as described in the Prospectus, Core Bond Fund, Inflation Protected Securities Fund, Short Term Bond Fund, Total Return Bond Fund, and each Equity Fund (other than the Index Funds and Quantitative Funds) may be invested in non-dollar denominated foreign securities.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

     In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

     Emerging Markets. Each Fixed Income Fund (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) and each Equity Fund (other than the Index Funds and Quantitative Funds) may invest in securities issued by governmental and corporate issuers that are located in emerging market countries as described in the Prospectus. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict an Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, an Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Underlying Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of an Underlying Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of an Underlying Fund's cash and securities, the Underlying Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     Depositary Receipts. The Underlying Funds' investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, an Underlying Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Underlying Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

     Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

     Brady Bonds. High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk." If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.

FUNDING AGREEMENTS

     Prime Obligations Fund may invest in funding agreements as a non-principal investment strategy. Funding agreements are contracts issued by insurance companies that guarantee a return of principal plus some amount of interest. Funding agreements purchased by Prime Obligations Fund will typically be short-term and provide an adjustable rate of interest. Funding agreements may or may not allow such Underlying Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days' notice to the Underlying Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Underlying Fund. Generally, there is no active secondary market in short-term funding agreements. Consequently, short-term funding agreements may be considered by such Underlying Fund to be illiquid investments and therefore subject to the Underlying Fund's non-fundamental policy limiting investments in illiquid securities to not more than 10% of net assets.

GUARANTEED INVESTMENT CONTRACTS

     Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs") as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

INDEX PARTICIPATIONS AND INDEX PARTICIPATION CONTRACTS

     The Index Funds may invest in index participations and index participation contracts as a principal investment strategy. Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index.

INFLATION PROTECTED SECURITIES

Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Fixed Income Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to an Underlying Fund, even though the Underlying Fund does not receive its principal until maturity.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, as a principal investment strategy, each of the Underlying Funds other than Prime Obligations Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Prime Obligations Fund may lend portfolio securities as a non-principal investment strategy. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Underlying Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Underlying Fund or the borrower. While an

Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     When an Underlying Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. See "Taxation."

     U.S. Bank, N.A. acts as securities lending agent for the Underlying Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation. U.S. Bank receives fees up to 25% of each Underlying Fund's net income from securities lending transactions. For each Underlying Fund, except Global Infrastructure Fund, International Fund and International Select Fund, collateral for securities on loan will be invested in a money market fund administered by the Advisor, for which the Advisor will receive an administration fee equal to 0.02% of such Underlying Fund's average daily net assets.

LETTERS OF CREDIT

     Certain of the debt obligations (including certificates of participation, variable rate demand notes, commercial paper and other short-term obligations) which Prime Obligations Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment and interest in the event of default by the issuer. Only banks, savings banks, and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of Prime Obligations Fund, may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS

     Prime Obligations Fund may invest in loan participation interests as a principal investment strategy. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest (for example, the Underlying Fund) generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. If Prime Obligations Fund invests in loan participation interests that can be sold within a seven-day period, the interests are deemed by the Advisor to be liquid investments. If Prime Obligations Fund invests in loan participation interests that are restricted from being sold within a seven-day period, the interests are deemed by the Advisor to be illiquid investments and therefore subject to such Underlying Fund's non-fundamental policy limiting investments in illiquid securities to not more than 10% of net assets.

MORTGAGE-BACKED SECURITIES

     The Fixed Income Funds other than High Income Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund and the Equity Funds may invest in such securities as a non-principal investment strategy. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below. The Funds may invest in agency pass-through certificates as a non-principal investment strategy.

     Agency Pass-Through Certificates. Agency pass-through certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an agency pass-through certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie
Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency pass-through certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by agency pass-through certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs"). Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. An Underlying Fund will invest only in CMOs that are rated within the rating categories in which the Underlying Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

     Adjustable Rate Mortgage Securities ("ARMS"). The Fixed Income Funds and the Equity Funds may invest in ARMS as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

     The Fixed Income Funds may invest in municipal bonds and other municipal obligations as a non-principal investment strategy. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs"), construction loan notes, tax free commercial paper, and tax free participation certificates.

     Municipal Bonds. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

     Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Fixed Income Funds may invest.

     Refunded Bonds. The Fixed Income Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity

("ETM") bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

     Municipal Leases and Certificates of Participation. The Fixed Income Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

     Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by an Underlying Fund of the full principal amount represented by an obligation.

     In light of these concerns, the Fixed Income Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by such Underlying Funds are liquid and for monitoring the liquidity of municipal lease securities held in each such Underlying Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Restrictions Applicable to the Underlying Funds other than Prime Obligations Fund" below, each such Underlying Fund is subject to limitations on the percentage of illiquid securities it can hold.

     Derivative Municipal Securities. The Fixed Income Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

     The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

     Tender Option Bonds ("TOBs"). TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider's short-term rating and the underlying bond's long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

     Variable Rate Demand Notes ("VRDNs"). VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fixed Income Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow an Underlying Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit an Underlying Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

     Inverse Floating Rate Municipal Obligations. The Fixed Income Funds may invest in inverse floating rate municipal obligations as a non-principal investment strategy. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL SERVICES COMPANIES

     Prime Obligations Fund invests as a principal investment strategy in U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million, including fixed and variable rate certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by Prime Obligations Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Bank obligations in which Prime Obligations Fund invests may include uninsured, direct obligations, bearing fixed, floating or variable interest rates. Prime Obligations Fund may also invest in securities issued by other financial services companies in various industries as a principal investment strategy. To the extent Prime Obligations Fund invests in securities issued by domestic and foreign banks and other financial services companies, such Underlying Fund's performance will be susceptible to the risks associated with the banking and financial services sectors. These sectors are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services sectors can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

OTHER INVESTMENT COMPANIES

     Each Fund and Underlying Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds ("ETFs"). Each Fund invests primarily in other investment companies. Under the 1940 Act, an Underlying Fund's investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of such Underlying Fund's total assets with respect to any one investment company; and 10% of such Underlying Fund's total assets in the aggregate. The Underlying Funds will only invest in other investment companies that invest in Underlying Fund-eligible investments. An Underlying Fund's investments in other investment companies may include money market mutual funds, including money market funds advised by the Advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

     If a Fund or Underlying Fund invests in other investment companies, such Fund or Underlying Fund shareholders will bear not only their proportionate share of such Fund's or Underlying Fund's expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund or Underlying Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund or Underlying Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted, which could result in the ETF being more volatile.

PARTICIPATION INTERESTS

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Underlying Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. Such Underlying Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's or Fitch or D by Standard & Poor's.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs") or may be delayed ("delayed interest securities"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by an Underlying Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

     Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

     Equity Income Fund, Global Infrastructure Fund, International Fund, and International Select Fund may invest in preferred stock as a principal investment strategy. The other Equity Funds and each Fixed Income Fund, other than Intermediate Government Bond Fund, Short Term Bond Fund, and U.S. Government Mortgage Fund, may invest in such securities as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

PUT OPTIONS

     Prime Obligations Fund, as a non-principal investment strategy, may purchase securities that provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. Prime Obligations Fund may pay a higher price for a security with a put than would be paid for the same security without a put. The primary purpose of purchasing such securities with puts is to permit Prime Obligations Fund to be as fully invested as practicable in securities while at the same time providing such Underlying Fund with appropriate liquidity.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

     A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. Each other Equity Fund and High Income Bond Fund may invest in REITs as a non-principal investment strategy. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs. Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.

     Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Underlying Funds, a shareholder of such Underlying Fund bears not only a proportionate share of the expenses of the Underlying Fund, but also may indirectly bear similar expenses of some of the REITs in which such Underlying Fund invests.

REPURCHASE AGREEMENTS

     Prime Obligations Fund may invest in repurchase agreements as a principal investment strategy. Each other Underlying Fund may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, an Underlying Fund (other than Prime Obligations Fund) does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Underlying Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Underlying Fund's ability to invest in repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), such Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.

     The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying

Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

ROYALTY TRUSTS

     Each of the Fixed Income Funds and Equity Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called "unit holders") with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

SHORT-TERM TEMPORARY INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, each Fund and Underlying Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund or Underlying Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds and Underlying Funds may so invest include money market funds advised by the Advisor.

     Each Fund or Underlying Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds or Underlying Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their prospectuses, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDOs") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

TRUST PREFERRED SECURITIES

     The Fixed Income Funds may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. GOVERNMENT SECURITIES

     The Fixed Income Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. The Funds, High Income Bond Fund, and the Equity Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds and Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds and Underlying Funds primarily invest are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

     - obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

     U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

     The government securities in which the Funds and Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" above for a description of these securities and the Funds and Underlying Funds that may invest in them.

VARIABLE, FLOATING, AND FIXED RATE OBLIGATIONS

     The debt obligations in which the Funds and Underlying Funds invest as either a principal or non-principal investment strategy may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Advisor must correctly assess probable movements in interest rates. If the Advisor incorrectly forecasts such movements, a Fund or Underlying Fund could be adversely affected by use of variable and floating rate securities.

     Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each of the Underlying Funds (other than the Index Funds) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

     The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of such Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to an Underlying Fund could prevent such Underlying Fund from realizing a price or yield considered to be advantageous.

     When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Underlying Fund will segregate cash or liquid securities in an amount sufficient to meet such Underlying Fund's purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

ZERO COUPON AND STEP COUPON SECURITIES

     Core Bond Fund and Intermediate Term Bond Fund may invest in zero coupon and step coupon securities as a principal investment strategy. Each other Fixed Income Fund and Prime Obligations Fund may do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

                 INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE UNDERLYING FUNDS OTHER THAN PRIME OBLIGATIONS
FUND

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, each of the Underlying Funds that is a series of FAIF is subject to the investment restrictions set forth below. (Each such Underlying Fund is referred to in the remainder of this section as a "Fund" or, collectively, the "Funds") The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the Funds will:

     1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This investment restriction does not apply to the Real Estate Securities Fund).

     4.   Invest in companies for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by the Global Industry Classification System, Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, no Fund is permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by any Fund to an unaffiliated party. However, when a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FAIF's board of directors without a shareholder vote:

     None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     5. Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund's total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

     6. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

     With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     FAIF's board of directors has adopted guidelines and procedures under which the Advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. (For the remainder of this section, Prime Obligations Fund is sometimes referred to as the "Fund.") The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions set forth in paragraphs 7 and 8 below are non-fundamental and may be changed by FAF's board of directors without a shareholder vote.

     The Fund will not:

     1. Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     4.   Invest in companies for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

     For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Fund currently does not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 (as discussed below under "Additional Restrictions") would be deemed to be loans.

     The following restrictions are non-fundamental and may be changed by FAF's board of directors without shareholder vote.

     The Fund will not:

     1.   Sell securities short.

     2. Borrow money in an amount exceeding 10% of the Fund's total assets. The Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. The Fund will not make additional investments while its borrowings exceed 5% of total assets.

     3.   Invest more than 10% of its net assets in illiquid securities.

     In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. Time deposits which may be purchased by the Fund are deposits held in foreign branches of U.S. banks which have a specified term or maturity. The Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because the Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's board of directors.

     In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in U.S. dollar-denominated investments that meet specified credit quality standards.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

     Each Fund is required by the SEC to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), the series of FAF (the "Money Market Funds"), which are money market funds, and the series of the Mount Vernon Trust by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten business days of the quarter end. Until such time as it is posted, it will be Undisclosed Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Undisclosed Holdings Information.

NONPUBLIC DISCLOSURE

     The Funds' Board has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Undisclosed Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

     Disclosure within FAF Advisors and Its Affiliates and to Fund Directors. Undisclosed Holdings Information and information derived therefrom is provided, or otherwise made available, on a daily basis (a) without prior approval, to individuals who are employed by the Advisor and who have a need to know the information, such as investment, compliance and treasury personnel, and (b) to individuals employed by affiliates of the Advisor who are not otherwise entitled to receive such information under "Disclosure to Fund Service Providers and Prospective Service Providers," below, if (1) such individuals are subject to the Advisor's Code of Ethics, or that of an affiliate, which imposes a duty not to trade on such information; (2) the Fund to which such information relates is subject to the Advisor's market timing review; and (3) the Advisor's Internal Compliance Controls Committee has determined that improper use of such information by such individuals is not likely to affect the Funds in any material respect based on factors such as the types of Funds to which the Undisclosed Holdings Information relate, the flows of investment into the Funds, and reports of portfolio managers regarding the stability of assets in the Funds.

     Undisclosed Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special board of directors meetings without prior approval.

     Disclosure to Fund Service Providers and Prospective Service Providers. Undisclosed Holdings Information and information derived therefrom is provided, or otherwise made available, on a daily basis to the Advisor (as described above), sub-advisors, custodians, administrator, transfer agent, securities lending agent, and outside accountant. Undisclosed Holdings Information may also be provided, as necessary, to outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services, and other organizations that provide or propose to provide services to the First American Funds. Prior to receiving Undisclosed Holdings Information, a service provider or prospective service provider must enter into a written agreement with the Funds to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Fund Ranking and Ratings Organizations. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Investors, Prospective Investors, and Investor Consultants. The Disclosure Policies provide that Undisclosed Holdings Information and information derived therefrom may be provided to investors, prospective investors, or investor consultants with the prior approval of the Funds' Chief Compliance Officer in the specific instance. The Chief Compliance Officer will only approve such disclosure after concluding that it is in the best interests of the Fund in question and its shareholders and if the recipient has agreed in writing to maintain the information in confidence and not to trade on the basis of any such information that is material nonpublic information. In considering a request for such approval, the Chief Compliance Officer also shall identify and consider any conflict of interest between the Fund and its shareholders, on the one hand, and the Advisor and its affiliates, on the other, which is presented by the request. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Advisor and its affiliates, on the other, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

     Disclosure as Required by Applicable Law. Undisclosed Holdings Information and information derived therefrom may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has entered into a written agreement with the Funds to maintain the confidentiality of such information and not to trade on the basis of any such information that is material nonpublic information. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Funds, nor the Advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Undisclosed Holdings Information or information derived therefrom.

     Chief Compliance Officer Reports to Fund Board. The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' Board addressing exceptions to these policies and procedures during the preceding quarter, if any.

     Detective and Corrective Action. Any unauthorized release of Undisclosed Holdings Information which comes to the attention of an employee of the Advisor shall be reported to the Chief Compliance Officer. The Chief Compliance Officer shall recommend an appropriate sanction to be imposed by the individual's supervisor if the individual releasing such information is an employee of the Advisor or other appropriate action if the individual is not an employee of the Advisor.

     Designee of Chief Compliance Officer. In the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, the Board is generally responsible for the overall operation and management of FASF. The Board consists entirely of directors who are not "interested persons" of FASF, as that term is defined in the 1940 Act ("Independent Directors").

INDEPENDENT DIRECTORS

                                                                                                  NUMBER OF           OTHER
         NAME            POSITION(S)      TERM OF OFFICE                                     PORTFOLIOS IN FUND   DIRECTORSHIPS
     ADDRESS, AND            HELD         AND LENGTH OF         PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN       HELD BY
     YEAR OF BIRTH        WITH FUND        TIME SERVED            DURING PAST 5 YEARS            BY DIRECTOR        DIRECTOR*
----------------------   -----------   -------------------   -----------------------------   ------------------   -------------
Benjamin R. Field III,   Director      Term expiring         Retired.                        First American       None
P.O. Box 1329,                         earlier of death,                                     Funds Complex:
Minneapolis,                           resignation,                                          twelve registered
MN 55440-1329                          removal,                                              investment
(1938)                                 disqualification,                                     companies,
                                       or successor duly                                     including 58
                                       elected and                                           portfolios
                                       qualified. Director
                                       of FASF since
                                       September 2003.

Roger A. Gibson,         Director      Term expiring         Director, Charterhouse          First American       None
P.O. Box 1329,                         earlier of death,     Group, Inc., a private          Funds Complex:
Minneapolis,                           resignation,          equity firm, since October      twelve registered
MN 55440-1329                          removal,              2005; Advisor/Consultant,       investment
(1946)                                 disqualification,     Future Freight(TM), a              companies,
                                       or successor duly     logistics/supply chain          including 58
                                       elected and           company; Trustee, National      portfolios
                                       qualified. Director   Jewish Health; Board
                                       of FASF since         Member/Co-Founder, Shades
                                       October 1997.         of Blue, an
                                                             aviation-related youth
                                                             development organization;
                                                             Vice President and Chief
                                                             Operating Officer, Cargo -
                                                             United Airlines, from July
                                                             2001 until retirement in
                                                             November 2005.

Victoria J. Herget,      Director      Term expiring         Investment consultant and       First American       None
P.O. Box 1329,                         earlier of death,     non-profit board; Board         Funds Complex:
Minneapolis,                           resignation,          Chair, United Educators         twelve registered
MN 55440-1329                          removal,              Insurance Company.              investment
(1951)                                 disqualification,                                     companies,
                                       or successor duly                                     including 58
                                       elected and                                           portfolios
                                       qualified. Director
                                       of FASF since
                                       September 2003.

                                                                                                  NUMBER OF           OTHER
         NAME            POSITION(S)      TERM OF OFFICE                                     PORTFOLIOS IN FUND   DIRECTORSHIPS
     ADDRESS, AND            HELD         AND LENGTH OF         PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN       HELD BY
     YEAR OF BIRTH        WITH FUND        TIME SERVED            DURING PAST 5 YEARS            BY DIRECTOR        DIRECTOR*
----------------------   -----------   -------------------   -----------------------------   ------------------   -------------
John P. Kayser           Director      Term expiring         Retired; Principal from         First American       None
P.O. Box 1329,                         earlier of death,     1983 to 2004, William Blair     Funds Complex:
Minneapolis,                           resignation,          & Company, LLC, a               twelve registered
MN 55440-1329                          removal,              Chicago-based investment        investment
(1949)                                 disqualification,     firm.                           companies,
                                       or successor duly                                     including 58
                                       elected and                                           portfolios
                                       qualified. Director
                                       of FASF since
                                       October 2006.

Leonard W. Kedrowski,    Director      Term expiring         Owner and President,            First American       None
P.O. Box 1329,                         earlier of death,     Executive and Management        Funds Complex:
Minneapolis,                           resignation,          Consulting, Inc., a             twelve registered
MN 55440-1329                          removal,              management consulting firm;     investment
(1941)                                 disqualification,     Board member, GC McGuiggan      companies,
                                       or successor duly     Corporation (dba Smyth          including 58
                                       elected and           Companies), a label             portfolios
                                       qualified. Director   printer; member, investment
                                       of FASF since         advisory committee, Sisters
                                       November 1996.        of the Good Shepherd.

Richard K. Riederer,     Director      Term expiring         Owner and Chief Executive       First American       Cliffs
P.O. Box 1329,                         earlier of death,     Officer, RKR Consultants,       Funds Complex:       Natural
Minneapolis,                           resignation,          Inc., a consulting company      twelve registered    Resources,
MN 55440-1329                          removal,              providing advice on             investment           Inc. (a
(1944)                                 disqualification,     business strategy, mergers      companies,           producer of
                                       or successor duly     and acquisitions;               including 58         iron ore
                                       elected and           non-profit board member         portfolios           pellets and
                                       qualified. Director   since 2005.                                          coal)
                                       of FASF since
                                       August 2001.

Joseph D. Strauss,       Director      Term expiring         Attorney At Law; Owner and      First American       None
P.O. Box 1329,                         earlier of death,     President, Strauss              Funds Complex:
Minneapolis,                           resignation,          Management Company, a           twelve registered
MN 55440-1329                          removal,              Minnesota holding company       investment
(1940)                                 disqualification,     for various organizational      companies,
                                       or successor duly     management business             including 58
                                       elected and           ventures; Owner, Chairman       portfolios
                                       qualified. Director   and Chief Executive
                                       of FASF since         Officer, Community Resource
                                       September 1996.       Partnerships, Inc., a
                                                             corporation engaged in
                                                             strategic planning,
                                                             operations management,
                                                             government relations,
                                                             transportation planning and
                                                             public relations; Owner,
                                                             Chairman and Chief
                                                             Executive Officer,
                                                             Excensus(TM) LLC, a strategic
                                                             demographic planning and
                                                             application development
                                                             firm.

Virginia L. Stringer,    Chair;        Chair term three      Governance consultant and       First American       None
P.O. Box 1329,           Director      years. Director       non-profit board member;        Funds Complex:
Minneapolis,                           term expiring         former Owner and President,     twelve registered
MN 55440-1329                          earlier of death,     Strategic Management            investment
(1944)                                 resignation,          Resources, Inc., a              companies,
                                       removal,              management consulting firm;     including 58
                                       disqualification,     Chair, Saint Paul               portfolios
                                       or successor duly     Riverfront Corporation,
                                       elected and           since 2005.
                                       qualified. Chair of
                                       FASF's Board since
                                       September 1997;
                                       Director of FASF
                                       since September
                                       1996.

James M. Wade,           Director      Term expiring         Owner and President, Jim        First American       None
P.O. Box 1329,                         earlier of death,     Wade Homes, a homebuilding      Funds Complex:
Minneapolis,                           resignation,          company.                        twelve registered
MN 55440-1329                          removal,                                              investment
(1943)                                 disqualification,                                     companies,
                                       or successor duly                                     including 58
                                       elected and                                           portfolios
                                       qualified. Director
                                       of FASF since
                                       August 2001.

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the 1940 Act.

EXECUTIVE OFFICERS

                             POSITION(S)        TERM OF OFFICE
   NAME, ADDRESS, AND           HELD             AND LENGTH OF
      YEAR OF BIRTH           WITH FUND           TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------   --------------   ----------------------   ------------------------------------------------------
Thomas S. Schreier, Jr.,   President        Re-elected by the        Chief Executive Officer, FAF Advisors, Inc.; Chief
FAF Advisors, Inc.,                         Board annually;          Investment Officer, FAF Advisors, Inc., since
800 Nicollet Mall,                          President of FASF        September 2007.
Minneapolis, MN 55402                       since February 2001
(1962) *

Jeffery M. Wilson,         Vice             Re-elected by the        Senior Vice President, FAF Advisors, Inc.
FAF Advisors, Inc.         President -      Board annually; Vice
800 Nicollet Mall,         Administration   President -
Minneapolis, MN 55402                       Administration of FASF
(1956) *                                    since March 2000

Charles D. Gariboldi, Jr.  Treasurer        Re-elected by the        Mutual Funds Treasurer, FAF Advisors, Inc., since
FAF Advisors, Inc.                          Board annually;          October 2004; prior thereto, Vice President -
800 Nicollet Mall,                          Treasurer of FASF        Investment Accounting and Fund Treasurer, Thrivent
Minneapolis, MN 55402                       since December 2004      Financial for Lutherans.
(1959) *

Jill M. Stevenson,         Assistant        Re-elected by the        Mutual Funds Assistant Treasurer, FAF Advisors, Inc.,
FAF Advisors, Inc.         Treasurer        Board annually;          since September 2005; prior thereto, Director and
800 Nicollet Mall,                          Assistant Treasurer of   Senior Project Manager, FAF Advisors, Inc.
Minneapolis, MN 55402                       FASF since September
(1965) *                                    2005

David H. Lui,              Chief            Re-elected by the        Chief Compliance Officer, FAF Advisors, Inc., since
FAF Advisors, Inc.         Compliance       Board annually;          March 2005; prior thereto, Chief Compliance Officer,
800 Nicollet Mall,         Officer          Chief Compliance         Franklin Advisors, Inc. and Chief Compliance Counsel,
Minneapolis, MN 55402                       Officer of FASF since    Franklin Templeton Investments.
(1960) *                                    March 2005

Jason K. Mitchell          Anti-Money       Re-elected by the        Compliance Manager, FAF Advisors, Inc. since June
FAF Advisors, Inc.         Laundering       Board annually;          2006; prior thereto, Compliance Analyst, FAF Advisors,
800 Nicollet Mall,         Officer          Anti-Money Laundering    Inc. from October 2004 through June 2006.
Minneapolis, MN 55402                       Officer of FASF since
(1976) *                                    December 2008 and from
                                            September 2006 through
                                            August 2008

Kathleen L. Prudhomme,     Secretary        Re-elected by the        Deputy General Counsel, FAF Advisors, Inc., since
FAF Advisors, Inc.                          Board annually;          November 2004; prior thereto, Partner, Dorsey &
800 Nicollet Mall,                          Secretary of FASF        Whitney LLP, a Minneapolis-based law firm.
Minneapolis, MN 55402                       since December 2004;
(1953) *                                    prior thereto,
                                            Assistant Secretary of
                                            FASF since September
                                            1998

Richard J. Ertel,          Assistant        Re-elected by the        Counsel, FAF Advisors, Inc., since May 2006; prior
FAF Advisors, Inc.,        Secretary        Board annually;          thereto, Counsel, Ameriprise Financial Services, Inc.,
800 Nicollet Mall,                          Assistant Secretary of   from September 2004 to May 2006.
Minneapolis, MN 55402                       FASF since June 2006
(1967) *                                    and from June 2003
                                            through August 2004

Michael W. Kremenak,       Assistant        Re-elected by the        Counsel, FAF Advisors, Inc., since January 2009; prior
FAF Advisors, Inc.,        Secretary        Board annually;          thereto, Associate, Skadden, Arps, Slate, Meagher &
800 Nicollet Mall,                          Assistant Secretary of   Flom LLP, a New York City-based law firm, from
Minneapolis, MN 55402                       FASF since February      September 2005 to January 2009.
(1978) *                                    2009

                             POSITION(S)        TERM OF OFFICE
   NAME, ADDRESS, AND           HELD             AND LENGTH OF
      YEAR OF BIRTH           WITH FUND           TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------   --------------   ----------------------   ------------------------------------------------------
James D. Alt,              Assistant        Re-elected by the        Partner, Dorsey & Whitney LLP, a Minneapolis-based law
Dorsey & Whitney LLP,      Secretary        Board annually;          firm.
50 South Sixth Street,                      Assistant Secretary of
Suite 1500,                                 FASF since December
Minneapolis, MN 55402                       2004; prior thereto,
(1951)                                      Secretary of FASF
                                            since June 2002;
                                            Assistant Secretary of
                                            FASF from September
                                            1998 through June 2002

James R. Arnold,           Assistant        Re-elected by the        Senior Vice President, U.S. Bancorp Fund Services, LLC.
U.S. Bancorp Fund          Secretary        Board annually;
Services, LLC,                              Assistant Secretary of
615 E. Michigan Street,                     FASF since June 2003
Milwaukee, WI 53202
(1957)*

----------
* Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor and administrator for FASF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FASF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the Board: Audit Committee, Pricing Committee and Governance Committee.

                                                                                                             NUMBER OF FUND COMPLEX
                                                                                                             COMMITTEE MEETINGS HELD
                                                                                                                  DURING FASF'S
                                                                                                                   FISCAL YEAR
                                      COMMITTEE FUNCTION                              COMMITTEE MEMBERS           ENDED 8/31/09
                     ---------------------------------------------------------- ---------------------------- -----------------------
Audit Committee      The purposes of the Committee are (1) to oversee the       Leonard W. Kedrowski (Chair)            6
                     Funds' accounting and financial reporting policies             Benjamin R. Field III
                     and practices, their internal controls and, as                    John P. Kayser
                     appropriate, the internal controls of certain                 Richard K. Riederer
                     service providers; (2) to oversee the quality of the          Virginia L. Stringer
                     Funds' financial statements and the independent                   (ex-officio)
                     audit thereof; (3) to assist Board oversight of the
                     Funds' compliance with legal and regulatory
                     requirements; and (4) to act as a liaison between
                     the Funds' independent auditors and the full Board.
                     The Audit Committee, together with the Board, has the
                     ultimate authority and responsibility to select, evaluate
                     and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for
                     shareholder approval in any proxy statement).

Pricing Committee    The Committee is responsible for valuing portfolio           Roger A. Gibson (Chair)               5
                     securities for which market quotations are not                Benjamin R. Field III
                     readily available, pursuant to procedures                         James M. Wade
                     established by the Board.                                     Virginia L. Stringer
                                                                                       (ex-officio)

Governance Committee The Committee has responsibilities relating to (1)           Joseph D. Strauss (Chair)             2
                     Board and Committee composition (including,                       James M. Wade
                     interviewing and recommending to the Board nominees            Victoria J. Herget
                     for election as directors; reviewing the                      Virginia L. Stringer
                     independence of all independent directors; reviewing              (ex-officio)
                     Board composition to determine the appropriateness of
                     adding individuals with different backgrounds or skills;
                     reporting to the Board on which current and potential
                     members of the Audit Committee qualify as Audit Committee
                     Financial Experts; recommending a successor to the Board
                     Chair when a vacancy occurs; consulting with the Board
                     Chair on Committee assignments; and in anticipation of the
                     Board's request for shareholder approval of a slate of
                     directors, recommending to the

                                                                                                             NUMBER OF FUND COMPLEX
                                                                                                             COMMITTEE MEETINGS HELD
                                                                                                                  DURING FASF'S
                                                                                                                   FISCAL YEAR
                                      COMMITTEE FUNCTION                              COMMITTEE MEMBERS           ENDED 8/31/09
                     ---------------------------------------------------------- ---------------------------- -----------------------
                     Board the slate of directors to be presented for Board
                     and shareholder approval); (2) Committee structure
                     (including, at least annually, reviewing each Committee's
                     structure and membership and reviewing each Committee's
                     charter and suggesting changes thereto); (3) director
                     education (including developing an annual education
                     calendar; monitoring independent director attendance at
                     educational seminars and conferences; developing and
                     conducting orientation sessions for new independent
                     directors; and managing the Board's education program in
                     a cost-effective manner); and (4) governance practices
                     (including reviewing and making recommendations regarding
                     director compensation and director expenses; monitoring
                     director investments in the Funds; monitoring compliance
                     with director retirement policies; reviewing compliance
                     with the prohibition from serving on the board of
                     directors of mutual funds that are not part of the First
                     American Fund Complex; if requested, assisting the Board
                     Chair in overseeing self-evaluation process; in
                     collaboration with outside counsel, developing policies
                     and procedures addressing matters which should come
                     before the Committee in the proper exercise of its
                     duties; reviewing the Board's adherence to industry "best
                     practices;" reviewing and recommending changes in Board
                     governance policies, procedures and practices; reporting
                     the Committee's activities to the Board and making such
                     recommendations; reviewing and, as appropriate;
                     recommending that the Board make changes to the
                     Committee's charter).

     In addition to the above committees, the Board also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board or in connection with any special shareholders meeting which is called for the purpose of electing directors. FASF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the 1940 Act;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FASF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex, including in each case the value of fund shares elected by Directors in the directors' deferred compensation plan.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
NAME OF DIRECTOR        DOLLAR RANGE OF EQUITY SECURITIES IN FASF       IN THE FIRST AMERICAN FUNDS COMPLEX*
----------------        -----------------------------------------   -------------------------------------------
Benjamin R. Field III                      None                                    Over $100,000
Roger A. Gibson                            None                                    Over $100,000
Victoria J. Herget                         None                                    Over $100,000
John P. Kayser                      $50,001 - $100,000                             Over $100,000
Leonard W. Kedrowski                       None                                    Over $100,000
Richard K. Riederer                        None                                    Over $100,000
Joseph D. Strauss                          None                                    Over $100,000
Virginia L. Stringer                       None                                    Over $100,000
James M. Wade                              None                                    Over $100,000

----------

* The dollar range disclosed is based on the value of the securities as of June 30, 2009.

     As of October 31, 2009, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

COMPENSATION

     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board meeting ($3,000 in the case of the Chair);

     - $1,000 for attending the third day of an in-person Board meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A Director who participates telephonically in any in-person Board or Committee meeting receives half of the fee that Director would have received for attending, in-person, the Board or Committee meeting. For telephonic Board and Committee meetings, the Chair and each Director and Committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the First American Family of Funds.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

     The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5) during the fiscal period ended August 31, 2009. No executive officer or affiliated person of FASF received any compensation from FASF in excess of $60,000 during such fiscal period:

                                            AGGREGATE                                                 TOTAL COMPENSATION
                                          COMPENSATION    PENSION OR RETIREMENT   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                              FROM         BENEFITS ACCRUED AS     BENEFITS UPON     FUND COMPLEX PAID TO
NAME OF PERSON, POSITION                 REGISTRANT (1)   PART OF FUND EXPENSES      RETIREMENT          DIRECTORS (2)
------------------------                 --------------   ---------------------   ----------------   --------------------
Benjamin R. Field III, Director             $15,709               -0-                    -0-               $200,250
Roger A. Gibson, Director                    16,979               -0-                    -0-                224,250
Victoria J. Herget, Director                 17,148               -0-                    -0-                218,500
John P. Kayser, Director                     15,278               -0-                    -0-                194,750
Leonard W. Kedrowski, Director               17,592               -0-                    -0-                216,375
Richard K. Riederer, Director                15,356               -0-                    -0-                195,750
Joseph D. Strauss, Director                  16,680               -0-                    -0-                212,625
Virginia L. Stringer, Director & Chair       27,437               -0-                    -0-                349,750
James M. Wade, Director                      15,494               -0-                    -0-                197,500

(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed above. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $3,399; and Victoria J. Herget, $5,149.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $43,275; and Victoria J. Herget, $65,550.

SALES LOADS

     Directors of the Funds and certain other Fund affiliates may purchase the Fund's Class A shares at net asset value without a sales charge. See the Funds' prospectus for details.

                                 CODE OF ETHICS

     First American Strategy Funds, Inc., the Advisor, Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., Lazard Asset Management LLC, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the SEC.

                              PROXY VOTING POLICIES

     The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B. Each year the First American family of funds files its proxy voting records with the SEC and makes them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.firstamericanfunds.com and/or the SEC's website at www.sec.gov.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

     FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2009, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $265 billion, consolidated deposits of more than $169 billion and shareholders' equity of $25.2 billion.

     Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.10% of the Fund's average daily net assets. Prior to October 1, 2006, such fees were equal, on an annual basis, to 0.25% of each Fund's average daily net assets.

     The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates.

     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FASF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisor may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

     The following table sets forth total advisory fees before waivers and after waivers for each Fund for the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009:

                                           FISCAL YEAR ENDED               FISCAL YEAR ENDED                FISCAL YEAR ENDED
                                            AUGUST 31, 2007                 AUGUST 31, 2008                  AUGUST 31, 2009
                                    ------------------------------   ------------------------------   ------------------------------
                                     ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE
                                    BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
                                    --------------   -------------   --------------   -------------   --------------   -------------
Aggressive Growth Allocation Fund      $152,348        $     0*         $140,180        $     0*         $100,982        $     0*
Growth Allocation Fund                  189,533              0*          173,773              0*          133,346              0*
Balanced Allocation Fund                335,204         57,797           301,960         82,651           252,534         40,981
Conservative Allocation Fund             89,276              0*           78,417              0*           66,372              0*

* Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were agreed upon by the Funds and the Advisor.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this SAI, the Advisor and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, "Intermediary," and collectively, "Intermediaries") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

     The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary's organization.

     These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

     The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First American Funds or that make First American Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

     Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary's personnel about the First American Funds and shareholder financial planning needs, placement on the Intermediary's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

     The Advisor and/or the Distributor compensates Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary's customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset based but also may include the payment of a lump sum.

     Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset based.

     Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. Such exceptions include instances in which an Intermediary does not receive distribution fees with respect to a Fund share class which provides a distribution fee, in which case such Intermediary may receive up to 0.50% of the average net assets of that Fund share class attributable to that Intermediary on an annual basis. U.S. Bank, N.A. and its affiliates may be eligible to receive payments that exceed 0.35% of the average net assets of Fund shares attributable to U.S. Bank, N.A. or its affiliates on an annual basis. In addition, in connection with the sale of a business by the Advisor's parent company, U.S. Bank, N.A., to Great-West Life & Annuity Insurance Company ("Great-West"), the Advisor has entered into a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

     From time to time, the Advisor and/or the Distributor, at its expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund(s), which may be in addition to marketing support and program servicing payments described above. For example, the Advisor and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

     When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Intermediaries for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of employees of the Advisor and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

     Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

     The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 30, 2009:

401(k) Company, Inc. (The)

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Benefit Plans Administrative Services, Inc.

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

D.A. Davidson & Co.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC / Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Institutional Operations Company, Inc.

Fintegra, LLC

Genesis Employee Benefits, Inc. DBA America's VEBA Solution

GWFS Equities, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

Janney Montgomery Scott LLC

J.P. Morgan Retirement Plan Services, LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Keegan & Company, Inc.

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

SunGard Institutional Brokerage Inc.

Symetra Life Insurance Company

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

UBS Financial Services, Inc.

Unified Trust Company, N.A.

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Woodbury Financial Services, Inc.

     Any additions, modification or deletions to the list of Intermediaries identified above that have occurred since September 30, 2009 are not reflected.

ADMINISTRATOR

     FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2006. U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between the Administrator and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various legal, oversight, administrative, and accounting services. Effective October 1, 2006, the Administration Agreement was amended to provide that the Administrator will not charge the Funds a fee for the provision of administration services. The Funds may reimburse the Administrator for any out-of-pocket expenses incurred in providing administration services. All fees paid to USBFS, as sub-administrator, are paid by the Administrator, not the Funds.

     The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal year ended August 31, 2007:

                                    FISCAL YEAR ENDED
                                     AUGUST 31, 2007
                                    -----------------
Aggressive Growth Allocation Fund        $23,459
Growth Allocation Fund                    29,695
Balanced Allocation Fund                  51,342
Conservative Allocation Fund              18,067

TRANSFER AGENT

     USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the "Transfer Agent Agreement") between USBFS and the Funds dated July 1, 2006. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

     The following table sets forth transfer agent fees paid by the Funds to USBFS for the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009:

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2007     AUGUST 31, 2008     AUGUST 31, 2009
                                    -----------------   -----------------   -----------------
Aggressive Growth Allocation Fund        $124,419           $128,083             $131,144
Growth Allocation Fund                    134,286            142,451              149,530
Balanced Allocation Fund                  119,091            123,097              156,055
Conservative Allocation Fund              107,132            108,001              108,000

DISTRIBUTOR

     Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement"). The Distributor is a wholly-owned subsidiary of U.S. Bancorp.

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Intermediaries") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, is one of the Participating Intermediaries.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares of each Fund for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to intermediaries purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to intermediaries through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Intermediaries in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not interested persons of FASF and who have no direct or indirect financial interest in the operation of FASF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the Distributor during the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009:

                         TOTAL UNDERWRITING COMMISSIONS

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2007     AUGUST 31, 2008     AUGUST 31, 2009
                                    -----------------   -----------------   -----------------
Aggressive Growth Allocation Fund        $283,735            $330,227            $252,349
Growth Allocation Fund                    538,977             575,550             526,250
Balanced Allocation Fund                  596,109             583,238             373,055
Conservative Allocation Fund              149,816             226,074             164,879

              UNDERWRITING COMMISSIONS RETAINED BY THE DISTRIBUTOR

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                     AUGUST 31, 2007     AUGUST 31, 2008     AUGUST 31, 2009
                                    -----------------   -----------------   -----------------
Aggressive Growth Allocation Fund        $25,731             $25,507             $21,732
Growth Allocation Fund                    41,921              46,410              46,095
Balanced Allocation Fund                  42,877              45,238              30,684
Conservative Allocation Fund               9,868              14,703              13,873

     The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year:

                                    NET UNDERWRITING   COMPENSATION ON
                                     DISCOUNTS AND     REDEMPTIONS AND    BROKERAGE        OTHER
                                      COMMISSIONS        REPURCHASES     COMMISSIONS   COMPENSATION*
                                    ----------------   ---------------   -----------   -------------
Aggressive Growth Allocation Fund        $21,732           $17,451            --            --
Growth Allocation Fund                    46,095            28,279            --            --
Balanced Allocation Fund                  30,684            31,846            --            --
Conservative Allocation Fund              13,873            21,591            --            --

----------
* As disclosed below, the Funds also paid fees to the Distributor under FASF's Rule 12b-1 Distribution and Service Plan. The Distributor is compensated from fees earned by U.S. Bancorp Fund Services, LLC, under a separate arrangement as part of the Sub-Administration Agreement between FAF Advisors and U.S. Bancorp Fund Services, LLC.

     FASF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the plan are used for the primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, except that portion which is reallowed to Participating Intermediaries. The Plan recognizes that the

Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

     The following tables set forth the total Rule 12b-1 fees, after waivers, paid by each class of the Funds listed below for each of the Funds for the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009. As noted above, no distribution fees are paid with respect to Class Y shares.

                        FISCAL YEAR ENDED AUGUST 31, 2007

                                    CLASS A    CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $151,359   $39,969   $33,296    $2,474
Growth Allocation Fund               168,590    86,275    58,887     2,696
Balanced Allocation Fund             317,594    81,455    64,386     2,304
Conservative Allocation Fund          76,737    39,785    25,601     2,832

                        FISCAL YEAR ENDED AUGUST 31, 2008

                                    CLASS A    CLASS B    CLASS C   CLASS R
                                    --------   --------   -------   -------
Aggressive Growth Allocation Fund   $137,451   $ 51,247   $44,817    $4,724
Growth Allocation Fund               169,224    103,167    70,281     4,794
Balanced Allocation Fund             306,374     94,491    79,736     4,931
Conservative Allocation Fund          78,588     43,932    31,394     4,057

                        FISCAL YEAR ENDED AUGUST 31, 2009

                                    CLASS A    CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $ 90,606   $34,557   $55,886    $5,966
Growth Allocation Fund               128,359    72,088    88,422     7,652
Balanced Allocation Fund             254,291    73,292    95,669     5,573
Conservative Allocation Fund          64,953    38,251    45,319     3,798

     The following tables set forth the Rule 12b-1 fees the Distributor paid to Participating Intermediaries for the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                        FISCAL YEAR ENDED AUGUST 31, 2007

                                    CLASS A    CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $148,893   $37,069   $19,792    $2,373
Growth Allocation Fund               165,946    80,253    39,501     2,686
Balanced Allocation Fund             313,874    75,334    38,675     2,293
Conservative Allocation Fund          76,128    37,554    15,435     2,843

                        FISCAL YEAR ENDED AUGUST 31, 2008

                                    CLASS A    CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $135,274   $48,373   $26,526    $4,750
Growth Allocation Fund               166,783    97,903    46,551     4,801
Balanced Allocation Fund             304,551    88,818    55,036     4,917
Conservative Allocation Fund          78,040    41,009    21,894     4,064

                        FISCAL YEAR ENDED AUGUST 31, 2009

                                    CLASS A    CLASS B   CLASS C   CLASS R
                                    --------   -------   -------   -------
Aggressive Growth Allocation Fund   $ 89,141   $33,644   $23,920   $ 5,991
Growth Allocation Fund               126,500    69,429    37,290     7,667
Balanced Allocation Fund             252,142    70,427    49,501     5,461
Conservative Allocation Fund          64,520    36,677    27,276     3,780

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodian. U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the "Custodian"). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board.

     As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISOR FOR THE UNDERLYING FUNDS

     The Advisor of the Funds also serves as investment advisor and manager of each of the Underlying Funds. For information concerning the Advisor, see "Investment Advisory and Other Services for the Funds -- Investment Advisor" above.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement") as amended, FAIF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of the Underlying Funds. The FAIF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on the Underlying Fund's average daily net assets, as set forth in the following table:

UNDERLYING FUND                          GROSS ADVISORY FEE %
--------------------------------------   --------------------
Equity Income Fund(1)                            0.65
Equity Index Fund                                0.25
Global Infrastructure Fund                       0.90
International Fund                               1.00
International Select Fund                        1.00
Large Cap Growth Opportunities Fund(1)           0.65
Large Cap Select Fund(1)                         0.65
Large Cap Value Fund(1)                          0.65
Mid Cap Growth Opportunities Fund                0.70
Mid Cap Index Fund                               0.25
Mid Cap Select Fund                              0.70
Mid Cap Value Fund                               0.70
Quantitative Large Cap Core Fund                 0.30
Quantitative Large Cap Growth Fund               0.30
Quantitative Large Cap Value Fund                0.30
Real Estate Securities Fund                      0.70

UNDERLYING FUND                          GROSS ADVISORY FEE %
-------------------------------------    --------------------
Small Cap Growth Opportunities Fund              1.00
Small Cap Index Fund                             0.40
Small Cap Select Fund                            0.70
Small Cap Value Fund                             0.70
Core Bond Fund                                   0.50
High Income Bond Fund                            0.70
Inflation Protected Securities Fund              0.50
Intermediate Government Bond Fund                0.50
Intermediate Term Bond Fund                      0.50
Short Term Bond Fund                             0.50
Total Return Bond Fund                           0.60
U.S. Government Mortgage Fund                    0.50

----------
(1) The Advisor has agreed to a breakpoint schedule with each of Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, and Large Cap Value Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

     Pursuant to an Investment Advisory Agreement, effective as of January 20, 1995 (the "FAF Advisory Agreement"), FAF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. The FAF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. The monthly fee paid to the Advisor equals, on an annual basis, 0.10% of the Fund's average daily net assets (before any waivers).

     The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates.

     In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

     Information concerning advisory fees paid by the Underlying Funds is set forth in their SAIs, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

SUB-ADVISOR FOR INTERNATIONAL FUNDS

     International Fund. The Fund uses the following two Sub-Advisors, each providing investment advisory services for a portion of the Fund's assets:

     - Altrinsic Global Advisors, LLC ("Altrinsic") has been a sub-advisor to the Fund since November 3, 2008, pursuant to an agreement with the Advisor dated November 3, 2008. Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of September 30, 2009, Altrinsic had assets under management of approximately $9.4 billion.

     - Hansberger Global Investors, Inc. ("HGI") has been a sub-advisor to the Fund since November 3, 2008, pursuant to an agreement with the Advisor dated November 3, 2008. HGI is a wholly owned subsidiary of Hansberger Group, Inc. The firm was founded in 1994. As of September 30, 2009, HGI had assets under management of approximately $8.2 billion, which includes $1.0 billion in Advised Managed Accounts of other firms based on HGI models.

     International Select Fund. Altrinsic, HGI, and Lazard Asset Management LLC ("Lazard") have served as sub-advisors to International Select Fund since the Fund's inception, pursuant to individual agreements with the Advisor dated November 27, 2006. Lazard is a wholly-owned subsidiary of Lazard Freres & Co., LLC. As of September 30, 2009, Lazard had assets under management of approximately $107.9 billion.

     Each Sub-Advisor has discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund's investment objective and restrictions. Each Sub-Advisor is paid a fee by the Advisor each month for the services provided under their respective sub-advisory agreements.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds' portfolio manager as of August 31, 2009.

                                                                                     AMOUNT SUBJECT
                                                       NUMBER OF                    TO PERFORMANCE-
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED             ACCOUNTS       ASSETS          BASED FEE
-----------------   --------------------------------   ---------   --------------   ---------------
David R. Cline      Registered Investment Company          3       $197.1 million          0
                    Other Pooled Investment Vehicles       0            0                  0
                    Other Accounts                         0            0                  0

     SIMILAR ACCOUNTS. The Funds' portfolio manager often manages multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

COMPENSATION

     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

     Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

     The Funds' portfolio manager is paid an annual incentive based upon investment performance of the First American Funds for which he has oversight responsibility but not day-to-day management responsibility (the "Oversight Funds") and the effectiveness of the tactical overweighting and underweighting of different asset classes across the Funds and certain other accounts for which he has oversight responsibility, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

     Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and median Lipper peer group performance for the Oversight Funds, using a weighted average, and (ii) returns across the Funds and certain other accounts in excess of those that would have been generated by a neutral asset allocation strategy. The maximum annual cash incentive generally is attained when (i) all Oversight Funds have achieved (a) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance, and (b) top quartile performance versus the Lipper industry peer group, and (ii) the spread generated by tactical asset allocation reaches a predetermined level consistent with the benefit sought from such asset allocation. The relative accuracy of risk management tracking error estimates across the First American Funds and other accounts is also factored into the annual cash incentive determination for Mr. Cline.

     Investment performance is measured on a pre-tax basis, gross of fees for each First American Fund result and for the Lipper industry peer group.

     Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) performance equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

     There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

OWNERSHIP OF FUND SHARES

     The following table indicates as of August 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio manager in each fund he manages. For purposes of this table, the following letters indicate the range listed next to each letter:

      A - $0
      B - $1 - $10,000
      C - $10,001 - $50,000
      D - $50,001 - $100,000
      E - $100,001 - $500,000
      F - $500,001 - $1,000,000
      G - More than $1 million

                                                                            OWNERSHIP IN FUND
PORTFOLIO MANAGER   FUND                                OWNERSHIP IN FUND         COMPLEX
-----------------   ----                                -----------------   -----------------
David R. Cline      Aggressive Growth Allocation Fund           C                   E
                    Growth Allocation Fund                      C
                    Balanced Allocation Fund                    D
                    Conservative Allocation Fund                D

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     It is anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

     To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

     In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). However, the Advisor may cause the Funds to pay up in recognition of the value of brokerage and research services provided to the Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them from a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to managing its accounts.

     The types of research services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

     The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

     As a general matter, the brokerage and research products and services the Advisor receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

     In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.

     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

     When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

     The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

                                  CAPITAL STOCK

     Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

     As of November 17, 2009, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                PERCENTAGE OF OUTSTANDING SHARES
                                        -----------------------------------------------
                                        CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                        -------   -------   -------   -------   -------
STRATEGY AGGRESSIVE GROWTH
ALLOCATION FUND

ORCHARD TRUST CO LLC TRUSTEE/C           26.94%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

JEFF POPKIN FBO                                                        13.61%
KEG 1 O'NEAL 401K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

COUNSEL TRUST DBA MATC FBO                                              9.65%
FINANCIAL SOFTWARE SYSTEMS INC
401 K PROFIT SHARING PLAN & TRUST
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

MG TRUST CO CUST FBO                                                    7.37%
BECKHOFF AUTOMATION LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST COMPANY CUST. FBO ATG                                          6.99%
700 17TH ST STE 300
DENVER CO 80202-3531

JP MORGAN CHASE BANK                                                    6.23%
FBO ADP ACCESS 401K PROGRAM
4 NEW YORK PLZ FL 15
NEW YORK NY 10004-2413

MG TRUST CO TTEE                                                        5.01%
HARTFORD DENTAL GROUP SC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

US BANK CUST                                                                     60.27%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

BAND & CO                                                                        14.88%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                PERCENTAGE OF OUTSTANDING SHARES
                                        -----------------------------------------------
                                        CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                        -------   -------   -------   -------   -------
ORCHARD TRUST CO LLC TRUSTEE/C                                                   10.78%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

CAPINCO                                                                           7.16%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                   5.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

STRATEGY GROWTH ALLOCATION FUND

ORCHARD TRUST CO LLC TRUSTEE/C           11.77%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

STERLING TRUST COMPANY CUST                                   5.93%
EZZIE'S WHOLSALE INC 401K
700 17TH ST STE 310
DENVER CO 80202-3502

MG TRUST COMPANY CUST. FBO                                              9.53%
HUEBSCH LAUNDRY COMPANY
700 17TH STREET
STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    8.91%
MINNESOTA MENS HEALTH CENTER
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    7.79%
RATWIK  ROSZAK  &  MALONEY  PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    7.20%
BECKHOFF AUTOMATION LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

AUL GROUP RETIREMENT ACCOUNT                                            5.21%
PO BOX 1995
INDIANAPOLIS IN 46206-9102

MG TRUST CO CUST FBO                                                    5.19%
RAYMOND A HELLICKSON PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

US BANK CUST                                                                     62.09%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

ORCHARD TRUST CO LLC TRUSTEE/C                                                   15.12%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

                                                PERCENTAGE OF OUTSTANDING SHARES
                                        -----------------------------------------------
                                        CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                        -------   -------   -------   -------   -------
BAND & CO                                                                         8.46%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                           6.47%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

STRATEGY BALANCED ALLOCATION FUND

CAPINCO                                  14.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

ORCHARD TRUST CO LLC TRUSTEE/C           10.59%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

MERRILL LYNCH PIERCE FENNER & SMITH                           7.38%
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NANCY QUINTEL/RAFAEL CRUZ/BECKY                                        11.33%
WITTMER FBO
LEWIS RENTS INC 401K PSP & TRUST
PO BOX 710
TWAIN HARTE CA 95383-0710

MG TRUST CO CUST FBO                                                   10.66%
MOSTLY MUFFINS 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    7.89%
VERHOFF MACHINE & WELDING
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    7.48%
NOBLE  PANELS & GATES 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    6.58%
RATWIK ROSZAK & MALONEY PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

JP MORGAN CHASE BANK                                                    5.33%
FBO ADP ACCESS 401K PROGRAM
4 NEW YORK PLZ FL 15
NEW YORK NY 10004-2413

US BANK CUST                                                                     41.79%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

                                                PERCENTAGE OF OUTSTANDING SHARES
                                        -----------------------------------------------
                                        CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y
                                        -------   -------   -------   -------   -------
ORCHARD TRUST CO LLC TRUSTEE/C                                                   39.45%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

CAPINCO                                                                           9.94%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

STRATEGY CONSERVATIVE ALLOCATION FUND

ORCHARD TRUST CO LLC TRUSTEE/C           15.58%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

CHARLES SCHWAB & CO INC                                       8.49%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MG TRUST CO CUST FBO                                                   29.20%
PDI WORLD GROUP LLC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO TTEE                                                        8.80%
HARTFORD DENTAL GROUP SC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                    6.40%
RATWIK ROSZAK & MALONEY PA 401K
700 17TH ST STE 300
DENVER CO 80202-3531

US BANK CUST                                                                     52.88%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

ORCHARD TRUST CO LLC TRUSTEE/C                                                   22.26%
FBO RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VLG CO 80111-5002

BAND & CO                                                                        11.15%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                           7.54%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectus. The public offering price of each Fund's Class A Shares, as of August 31, 2009, is as set forth below. The public offering prices of Class B, Class C, Class Y and Class R Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

                                    PUBLIC OFFERING PRICE
                                           CLASS A
                                    ---------------------
Aggressive Growth Allocation Fund         $10.80
Growth Allocation Fund                      9.95
Balanced Allocation Fund                    9.10
Conservative Allocation Fund               10.20

     The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of August 31, 2009.

                                                      SHARES        NET ASSET
                                     NET ASSETS    OUTSTANDING   VALUE PER SHARE
                                    ------------   -----------   ---------------
AGGRESSIVE GROWTH ALLOCATION FUND
    Class A                         $ 42,509,132    4,162,007        $10.21
    Class B                            3,727,881      377,417          9.88
    Class C                            7,712,101      780,101          9.89
    Class R                            1,885,155      186,328         10.12
    Class Y                           62,330,684    6,084,132         10.24
GROWTH ALLOCATION FUND
    Class A                         $ 63,941,487    6,800,364        $ 9.40
    Class B                            7,691,876      838,896          9.17
    Class C                           12,427,957    1,350,030          9.21
    Class R                            2,335,219      250,633          9.32
    Class Y                           75,759,279    8,024,325          9.44
BALANCED ALLOCATION FUND
    Class A                         $156,820,330   18,243,346        $ 8.60
    Class B                           10,373,864    1,221,937          8.49
    Class C                           12,754,426    1,500,109          8.50
    Class R                            1,639.635      192.443          8.52
    Class Y                          191,271,562   22,315,564          8.57
CONSERVATIVE ALLOCATION FUND
    Class A                         $ 34,652,762    3,594,270        $ 9.64
    Class B                            5,321,565      555,380          9.58
    Class C                            8,642,041      901,200          9.59
    Class R                              760,240       78,998          9.62
    Class Y                           37,618,420    3,904,065          9.64

                                    TAXATION

     Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Purchasing, Redeeming, and Exchanging Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     When an Underlying Fund lends portfolio securities to a borrower as described above in "Additional Information Concerning Investments by the Funds and the Underlying Funds --Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

            ADDITIONAL INFORMATION ABOUT CERTAIN SHAREHOLDER SERVICES

REDUCING CLASS A SALES CHARGES

     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A and Class C shares of any other First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial intermediary at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A or Class C shares in the Funds, or other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

     The amount held in escrow will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. Absent complete and current notification from the investor or from his or her financial intermediary to the Funds, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     General. The Prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge.

     Purchases by Group Plans. Class A shares may be purchased without a sales charge by group 401(k), 403(b) and 457 plans, and group profit sharing and pension plans (collectively, "Group Plans"), as described in the Funds' Prospectuses.

     Purchases of $1 Million or More by Non-Group Plans. For purchases of Class A shares by an account other than a Group Plan, your investment professional or financial intermediary may receive a commission equal to 1% of the purchase amount if the purchase amount, together with the value of all other current holdings in First American funds on which you paid a sales load, is $1 million or more, but not greater than $3 million, 0.50% of the purchase amount if the purchase amount, together with the value of all other current holdings in First American funds on which you paid a sales load, is greater than $3 million, but not more than $10 million, and 0.25% of the purchase amount if the purchase amount, together with the value of all other current holdings in First American funds on which you paid a sales load, is greater than $10 million. (The Index Funds may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American funds other than the Index Funds.) If such a commission is paid, you will be assessed a CDSC equal to the commission rate paid if you sell your shares within 18 months. The CDSC will not be assessed on shares acquired through reinvestment of dividend or capital gain distributions. For example, if you hold shares in the First American funds with an aggregate value of $2 million on which you paid a sales load and you make an additional purchase of $2 million in the First American funds, your investment professional or financial intermediary may receive a commission equal to 0.50% of the additional purchase amount. If you sell shares within 18 months of the purchase, you will be assessed a CDSC equal to 0.50% on the shares redeemed, not including shares you acquired by reinvesting your dividend or capital gain distributions.

CLASS A SHARES REINVESTMENT RIGHT

     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

Redeeming Shares by Telephone

     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial intermediary (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial intermediary by the time specified by the intermediary in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial intermediary has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check, by Automated Clearing House (ACH) transaction, or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial intermediaries are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial intermediary.

     Shareholders who did not purchase their shares of a Fund through a financial intermediary may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or ACH or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. ACH or wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.

     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon ACH or wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

REDEEMING SHARES BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial intermediary or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial intermediary for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Funds do not accept signatures guaranteed by a notary public.

     The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

RECEIPT OF ORDERS BY FINANCIAL INTERMEDIARIES

     The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on the Funds' behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, receives the order. An order will be priced at the applicable Fund's net asset value next computed after the order is received by an authorized intermediary or the intermediary's authorized designee and accepted by the Fund.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

RESEARCH REQUESTS

     The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

                              FINANCIAL STATEMENTS

     The financial statements of FASF included in its Annual Report to shareholders for the fiscal period ended August 31, 2009 are incorporated herein by reference.

                                   APPENDIX A

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

     STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF MUNICIPAL NOTES

     STANDARD & POOR'S

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

     MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

     MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

     Section 1.1 Ratings of Commercial Paper

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                   APPENDIX B

                               FAF ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

FAF Advisors, Inc. ("FAF Advisors") is the investment adviser for the First American family of mutual funds (the "Funds") and for institutional and other separately managed accounts (collectively, with the Funds, "Client Accounts"). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies. It is FAF Advisors' duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment adviser to act as a sub-adviser for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-adviser. Where FAF has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies. FAF Advisors will approve a sub-adviser's proxy voting policies, and will review these policies at least annually.

FAF Advisors' Investment Policy Committee ("IPC"), comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors' Proxy Voting Administration Committee ("PVAC"). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors' exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS' policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

PROCEDURES

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors' proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS' policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS' conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

     1. Obtaining instructions from the affected client(s) on how to vote the proxy;

     2. Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

     3.   Voting in proportion to the other shareholders;

     4. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     5.   Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors' Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors' Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists then the override will not be effectuated.

D. Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank's securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E. Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F. Proxy Voting Records

As required by Rule 204-2 of the 1940 Act, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision. FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

G. Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall seek instructions from its shareholders as to how to vote shares of those acquired funds, or to vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy, the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board at each of their regularly scheduled meetings.

I. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds' website at www.firstamericanfunds.com and/or on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors' institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors' vote.

J. Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy vote related filings as required by regulation or contract are timely made.

U.S. PROXY VOTING GUIDELINES CONCISE SUMMARY
(Digest of Selected Key Guidelines)
January 15, 2009

1. Operational Items:

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     - Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

VOTING ON DIRECTOR(1) NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

               - Degree to which absences were due to an unavoidable conflict;

               -    Pattern of absenteeism; and

               - Other extraordinary circumstances underlying the director's absence;

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

----------
(1) ISS' classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2) In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable;

     - The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - The company receives an adverse opinion on the company's financial statements from its auditor; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     - The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant board or management actions with potential or realized negative impact on shareholders.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     -    a classified board structure;

     -    a supermajority vote requirement;

     - majority vote standard for director elections with no carve out for contested elections;

     -    the inability of shareholders to call special meetings;

     -    the inability of shareholders to act by written consent;

     -    a dual-class structure; and/or

     -    a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     -    the trigger (NOL pills generally have a trigger slightly below 5%);

     -    the value of the NOLs;

     -    the term;

     - shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     -    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

     -    Reasons for reincorporation;

     - Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     -    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     - The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

     - The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     -    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

     - Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     -    Excessive perks/tax reimbursements:

          - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

          - Reimbursement of income taxes on executive perquisites or other payments;

          - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

          - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

          - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

          - Inclusion of additional years of service not worked that result in significant payouts;

          - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

          -    Excessive "make whole" provisions;

          -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change in control provisions:

          - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Payments upon an executive's termination in connection with performance failure;

          - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

          - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

          - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     - Dividends or dividend equivalents paid on unvested performance shares or units;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.

OTHER COMPENSATION PROPOSALS AND POLICIES

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

OTHER SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     - Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     - Whether adoption of the proposal is likely to enhance or protect shareholder value;

     - Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     - The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     - Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     - Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     - Whether the company's analysis and voting recommendation to shareholders are persuasive;

     - What other companies have done in response to the issue addressed in the proposal;

     - Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     - Whether implementation of the proposal's request would achieve the proposal's objectives;

     - Whether the subject of the proposal is best left to the discretion of the board;

     - Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     - Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     - The nature of the company's business and the potential for reputational and market risk exposure;

     -    The existing disclosure of relevant policies;

     -    Deviation from established industry norms;

     - The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     - Whether the proposal focuses on specific products or geographic regions; and

     -    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     - The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     - The company's level of disclosure is at least comparable to that of industry peers; and

     - There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     - Significant controversies, fines, or litigation surrounding a company's public policy activities,

     -    The company's current level of disclosure on lobbying strategy, and

     - The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     - The degree to which existing relevant policies and practices are disclosed;

     - Whether or not existing relevant policies are consistent with internationally recognized standards;

     - Whether company facilities and those of its suppliers are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     - Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     - Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     -    The scope of the request; and

     -    Deviation from industry sector peer company standards and practices.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Amended and Restated Articles of Incorporation, as executed on June 19, 1996 (Incorporated by reference to Exhibit (1) to initial filing, filed on July 2, 1996 (File Nos. 333-07463 and 811-07687)).

(a)(2) Certificate of Designation designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 9, filed on June 27, 2001 (File Nos. 333-07463 and 811-07687)).

(a)(3) Articles of Amendment to Articles of Incorporation relating to sale of Global Growth Allocation Fund to Aggressive Allocation Fund dated May 14, 2002 (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 21, filed on January 31, 2005 (File Nos. 333-07463 and 811-07687)).

(a)(4) Articles of Amendment to Articles of Incorporation relating to the reorganization of Income Builder Fund into Strategy Conservative Allocation Fund.*

(b)    Bylaws of Registrant, as amended (Incorporated by reference to Exhibit
       (b) to Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and 811-07687)).

(c)    Not applicable.

(d)(1) Investment Advisory Agreement between the Registrant and First Bank National Association dated October 1, 1996 (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(d)(2) Exhibit A to Investment Advisory Agreement effective December 10, 2008 (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and 811-07687)).

(d)(3) Assignment and Assumption Agreement dated May 2, 2001, assigning Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(d)(4) Amendment to Investment Advisory Agreement, dated as of June 21, 2005, permitting Registrant to purchase securities from Piper Jaffray & Co. (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).

(d)(5) Expense Limitation Agreement dated December 11, 2009.*

(e)(1) Distribution Agreement between Registrant and Quasar Distributors, LLC, effective July 1, 2007 (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(e)(2) Form of Dealer Agreement.*

(f)(1) Deferred Compensation Plan for Directors Trust Agreement effective January 1, 2000, as amended December 2008.*

(f)(2) Deferred Compensation Plan for Directors Trust Agreement, Amended Summary of Terms as amended December 2008.*

(g)(1) Custodian Agreement between the Registrant and First Trust National Association dated October 1, 1996 (Incorporated by reference to Exhibit
       (g)(1) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(g)(2) Assignment of Custodian Agreement and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4, filed on December 2, 1998 (File Nos. 333-07463, 811-07687)).

(g)(3) Supplement to Custodian Agreement between Registrant and U.S. Bank National Association dated December 8, 1999 (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 20, filed on December 2, 2004 (File Nos. 333-07463, 811-07687)).

(g)(4) Amendment and Restatement of Compensation Agreement and Amendment to Custodian Agreement, dated as of July 1, 2005, between Registrant and U.S. Bank National Association relating to compensation paid to custodian and transfer taxes and other disbursements (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).

(h)(1) Administration Agreement, dated as of July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit
       (h)(1) to Post-Effective Amendment No. 25, filed October 20, 2006 (File Nos. 333-07463 and 811-07687)).

(h)(2) Schedule A to Administration Agreement, effective October 1, 2006 (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 26, filed December 20, 2006 (File Nos. 333-07463 and 811-07687)).

(h)(3) Sub-Administration Agreement, effective as of July 1, 2005, by and between FAF Advisors, Inc. (formerly known as U.S. Bancorp Asset Management, Inc.) and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 22, filed on December 27, 2005 (File Nos. 333-07463 and 811-07687)).

(h)(4) Transfer Agent and Shareholder Servicing Agreement, dated as of September 19, 2006, by and among Registrant, U.S. Bancorp Fund Services, LLC, and FAF Advisors, Inc. (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(h)(5) Fee Schedule to Transfer Agent and Shareholder Servicing Agreement, effective April 1, 2007 (Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and 811-07687)).

(i)    Opinion and Consent of Dorsey & Whitney LLP.*

(j)    Consent of Ernst & Young LLP.*

(k)    Not applicable.

(l)    Not applicable.

(m) Amended and Restated Distribution and Service Plan effective September 19, 2006 for Class A, Class B, Class C, and Class R shares (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27, filed on December 20, 2007 (File Nos. 333-07463 and 811-07687)).

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 effective December 10, 2008 (Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and 811-07687)).

(o)    Reserved.

(p)(1) First American Funds Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 and Section 406 of the Sarbanes-Oxley Act .*

(p)(2) FAF Advisors, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940.*

(p)(3) Quasar Distributors, LLC, Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 (Incorporated by reference to Exhibit
       (p)(3) to Post-Effective Amendment No. 28, filed on December 10, 2008 (File Nos. 333-07463 and 811-07687)).

(q)    Power of Attorney dated February 18, 2009.*

*      Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

     The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Registrant's investment adviser, FAF Advisors, Inc. (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

     Thomas S. Schreier, Jr., Chief Executive Officer and chair of Board of Directors, FAF Advisors, Inc. ("FAF Advisors"), Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), and eight closed-end funds advised by FAF Advisors--American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., and American Income Fund, Inc. collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); President, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Chief Investment Officer, FAF Advisors, Minneapolis, MN (August 2007 to present).

     Charles R. Manzoni, Jr., General Counsel, Chief Risk Officer, and Secretary and director on Board of Directors, FAF Advisors, Minneapolis, MN (June 2004 to present).

     Joseph M. Ulrey, III, Chief Financial Officer and Head of Technology and Operations and director on Board of Directors, FAF Advisors, Minneapolis, MN (December 2004 to present).

     Frank L. Wheeler, Head of Distribution, FAF Advisors, Minneapolis, MN (April 2007 to present).

     David H. Lui, Chief Compliance Officer, FAF Advisors, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (February 2005 to present); Chief Compliance Officer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

     Jason K. Mitchell, Anti-Money Laundering Officer, FAF Advisors, Minneapolis, MN (since December 2008 and from September 2006 to August 2008); Anti-Money Laundering Officer, FAIF, FAF, FASF, FACEF, and Mount Vernon Securities Lending Trust, Minneapolis, MN (since December 2008 and from September 2006 to September 2008.

     John P. Kinsella, Senior Vice President and Director of Tax, FAF Advisors, Minneapolis, MN (February 2003 to present).

ITEM 27. PRINCIPAL UNDERWRITERS

     Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

Academy Fund Trust
ActivePassive Funds
Akre Funds
Akros Absolute Return Fund
Al Frank Funds
Allied Asset Advisors Funds
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
American Trust
Appleton Group
Artio Global Funds
Ascentia Funds
Brandes Investment Trust
Brandywine Blue Funds, Inc.
Brazos Mutual Funds
Bridges Investment Fund, Inc.
Buffalo Funds
CAN SLIM Select Growth Fund
Capital Advisors Funds
Chase Funds
Congress Fund
Cookson Peirce
Counterpoint Select Fund
Country Funds
Davidson Funds
DSM Capital Funds
Edgar Lomax Value Fund
Empiric Funds, Inc.
FIMCO Funds
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Fort Pitt Capital Group, Inc.
Fund X Funds
Geneva Advisors All Cap Growth Fund
Glenmede Fund, Inc.
Glenmede Portfolios
Greenspring Fund
Grubb & Ellis
Guinness Atkinson Funds
Harding Loevner Funds
Hennessy Funds, Inc
Hennessy Mutual Funds, Inc.
Hodges Fund
Hotchkis and Wiley Funds
Huber Funds
Intrepid Capital Management
Jacob Internet Fund Inc.
Jensen Portfolio
Keystone Mutual Funds
Kiewit Investment Fund L.P.
Kirr Marbach Partners Funds, Inc
LKCM Funds
Marketfield Fund
Masters' Select Fund Trust
Matrix Asset Advisors, Inc.
McCarthy Fund
Monetta Fund, Inc.
Monetta Trust
MP63 Fund
Muhlenkamp (Wexford Trust)
Newgate Capital
Nicholas Funds
Osterweis Funds
Perkins Capital Management
Permanent Portfolio Funds
Perritt Opportunities Funds
Phocas Financial Funds
PIA Funds
Portfolio 21
Primecap Odyssey Funds
Prospector Funds
Purisima Funds
Quaker Investment Trust
Rainier Funds
Rigel Capital, LLC
Rockland Funds Trust
Schooner Investment Group
Smead Value Fund
Snow Fund
Stephens Management Co.
Structured Investment Fund
Teberg Fund
Thompson Plumb (TIM)
Thunderstorm Mutual Funds
TIFF Investment Program, Inc.
Tygh Capital Management
USA Mutual Funds
Villere Fund
Windopane Advisors, LLC
Winslow Green Mutual Funds
Wisconsin Capital Funds, Inc.
W Y Funds

The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

                                         POSITION AND OFFICES WITH              POSITION AND OFFICES WITH
NAME                                           UNDERWRITER                              REGISTRANT
----                        -------------------------------------------------   -------------------------
James R. Schoenike          President, Board Member, General Securities         None
                            Principal and FINRA Executive Officer

Joe D. Redwine              Board Member                                        None

Robert Kern                 Board Member                                        None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Eric W. Falkeis             Board Member                                        None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Joseph P. Bree              Financial Operations Principal                      None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Susan L. La Fond            Treasurer                                           None

John P. Kinsella            Assistant Treasurer                                 None

Andrew M. Strnad            Secretary                                           None

Teresa Cowan                Assistant Secretary, General Securities Principal   None
                            and Chief Compliance Officer

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 033-07463 and 811-07687 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 11th day of December 2009.

                                        FIRST AMERICAN STRATEGY FUNDS, INC.


                                        By: /s/ Thomas S. Schreier, Jr.
                                            ------------------------------------
                                            Thomas S. Schreier, Jr.
                                            President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated and on December 11, 2009.

SIGNATURE                                                      TITLE
---------                               --------------------------------------------------


/s/ Thomas S. Schreier, Jr.                                  President
-------------------------------------
Thomas S. Schreier, Jr.


/s/ Charles D. Gariboldi, Jr.           Treasurer (principal financial/accounting officer)
-------------------------------------
Charles D. Gariboldi, Jr.


*                                                            Director
-------------------------------------
Benjamin R. Field, III


*                                                            Director
-------------------------------------
Victoria J. Herget


*                                                            Director
-------------------------------------
Roger A. Gibson


*                                                            Director
-------------------------------------
John P. Kayser


*                                                            Director
-------------------------------------
Leonard W. Kedrowski


*                                                            Director
-------------------------------------
Richard K. Riederer


*                                                            Director
-------------------------------------
Joseph D. Strauss


*                                                            Director
-------------------------------------
Virginia L. Stringer


*                                                            Director
-------------------------------------
James M. Wade


* Richard J. Ertel , by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of First American Strategy Funds, Inc. pursuant to the powers of attorney duly executed by such persons.

By: /s/ Richard J. Ertel                                Attorney-in-Fact
    ---------------------------------
    Richard J. Ertel

                                  EXHIBIT INDEX

EXHIBIT NUMBER                       NAME OF EXHIBIT
--------------   ------------------------------------------------------
(a)(4)           Articles of Amendment
(d)(5)           Expense Limitation Agreement
(e)(2)           Form of Dealer Agreement
(f)(1)           Directors' Deferred Compensation Plan
(f)(2)           Directors' Deferred Compensation Plan Summary of Terms
(i)              Opinion and Consent of Dorsey & Whitney LLP
(j)              Consent of Ernst & Young LLP
(p)(1)           First American Funds' Code of Ethics
(p)(2)           FAF Advisors' Code of Ethics
(q)              Power of Attorney